                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number 811-06650

                         Lord Abbett Research Fund, Inc.
                         -------------------------------
               (Exact name of Registrant as specified in charter)


                     90 Hudson Street, Jersey City, NJ 07302
                     ---------------------------------------
               (Address of principal executive offices) (zip code)


           Christina T. Simmons, Vice President & Assistant Secretary
                     90 Hudson Street, Jersey City, NJ 07302
                     ---------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 201-6984
                                                           --------------

Date of fiscal year end: 11/30
                         -----

Date of reporting period: 11/30/2003
                          ----------

ITEM 1:     Report to Shareholders.

LORD ABBETT                     [LORD ABBETT LOGO]


 2003
  ANNUAL
    REPORT
  LORD ABBETT
  AMERICA'S VALUE FUND


FOR THE YEAR ENDED NOVEMBER 30, 2003

--------------------------------------------------------------------------------
LORD ABBETT AMERICA'S VALUE FUND ANNUAL REPORT
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2003

DEAR SHAREHOLDER: We are pleased to provide you with this twelve-month overview of the Lord Abbett America's Value Fund's strategies and performance for the fiscal year ended November 30, 2003. On this and the following pages, we discuss the major factors that influenced performance.

     Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN
--------------------------------------------------------------------------------

Q: WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?
A: War and general geopolitical concerns had a negative effect on the psyche of businesses and consumers during the first part of the period. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate rose during the period, reaching 6.4% by June 2003. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

     In June, the Federal Reserve Board (the "Fed") cut interest rates by 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed is attempting a variety of measures to promote and sustain economic growth. Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar can translate into more competitive pricing for U.S. goods overseas. Additionally, imports can become more expensive and less attractive to the U.S. consumer, resulting in higher sales of American-made goods within the U.S.--providing further stimulus for economic growth. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions.

     The U.S. economy continued to show signs of improvement during the third quarter of 2003, as domestic growth prospects and reported corporate profits improved. Further evidence of an economic recovery sparked the equity markets, adding to the market gains experienced in the second quarter. For the reporting period, major indices advanced, but concerns over future growth grew as the summer ended.

     As the economy entered the final months of 2003, early gross domestic

--------------------------------------------------------------------------------

product (GDP) numbers announced showed that the U.S. economy expanded by an 8.2% rate in the third quarter, well ahead of expectations and up from the 3.3% growth rate reported for the second quarter. In addition, productivity data, an important gauge for inflation, remained strong in the fourth quarter and can be an important signal that interest rates may remain low in the near term. As the period came to a close, October's employment report showed an increase of 126,000 jobs and the unemployment rate dropped to 5.9% in November--an encouraging sign as the economy enters 2004.

Q: HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30, 2003?
A: For the fiscal year ended November 30, 2003, Lord Abbett America's Value Fund returned 12.0% reflecting the performance at the Net Asset Value (NAV) of Class A shares, with all distributions reinvested for the fiscal year ended November 30, 2003, underperforming the S&P 500 Index (the "Index"),(1) which returned 15.1% over the same period.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, which reflect performance at the maximum 5.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions, as of November 30, 2003 are: 1 Year:
5.50% and Since Inception (12/27/01): 0.08%.

Q: WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?
EQUITY PORTION
A: During the period, stock selection in the consumer discretionary sector detracted from performance, as margin reductions and weaker sales lowered the net income of certain Fund holdings. In addition, stock selection within the materials sector negatively impacted the Fund, as higher raw material costs in certain holdings impacted quarterly earnings. A large underweight in the information technology sector also hurt the Fund's performance relative to the Index, as the sector experienced strong returns.

     Stock selection and an underweight within the healthcare sector contributed positively to performance during the Fund's fiscal year. Higher net income from the introduction of new products in certain companies benefited the Fund. In addition, overweight within the utilities sector added to the Fund's relative performance versus the Index.

FIXED-INCOME PORTION
A. The fixed-income component of the Fund benefited from its flexible investment parameters, which allow the portfolio managers to allocate assets among a broad range of fixed-income investments, depending on market opportunity. Accordingly, the portfolio focused on the sectors and companies that offered the potential to benefit from

--------------------------------------------------------------------------------

the increased demand, due to stronger corporate profits and greater access to credit generated by an improving economy. The portfolio also de-emphasized U.S. Treasury and high-grade bonds, as yields in those sectors remained near record lows and relative value was poor.

     Performance was broad-based in the convertible securities market, with major contributions from securities in the automotive, media, electronics, health services and paper sectors. Performance in the telecommunications sector was less consistent with one specific credit contributing significantly to performance and another detracting. The securities of a major wholesale food supplier also detracted from performance in the year. The strongest contributors in the high-yield bond market included securities in the electric, chemical and paper sectors. Health services and a specific chemical credit were among the detractors in the period.


(1) The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION
The views of the Fund's management and the portfolio holdings described in this report are as of November 30, 2003; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's Prospectus.

PERFORMANCE: PERFORMANCE DATA QUOTED ABOVE IS HISTORICAL. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund's Prospectus.

The Fund is actively managed and, as a result, asset allocation may change. Sectors may include many industries.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END (AVAILABLE WITHIN SEVEN BUSINESS DAYS OF THE MOST RECENT MONTH END) BY CALLING LORD ABBETT AT 800-821-5129 OR REFER TO OUR WEBSITE AT www.LordAbbett.com.

FOR MORE COMPLETE INFORMATION ABOUT ANY LORD ABBETT MUTUAL FUND, INCLUDING RISKS, INVESTMENT OBJECTIVES, CHARGES AND ONGOING EXPENSES, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 888-522-2388 FOR A PROSPECTUS. AN INVESTOR SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------

INVESTMENT COMPARISON
Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P 500(R) Index assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

               THE FUND (CLASS A SHARES)      THE FUND (CLASS A SHARES)
               AT NET ASSET VALUE             AT MAXIMUM OFFERING PRICE(1)   S&P 500(R) INDEX(2)
12/27/2001     $   10,000                     $    9,425                     $   10,000
 3/31/2002     $   10,739                     $   10,122                     $   10,028
 6/30/2002     $   10,163                     $    9,579                     $    8,685
 9/30/2002     $    8,818                     $    8,311                     $    7,185
12/31/2002     $    9,232                     $    8,701                     $    7,791
 3/31/2003     $    8,671                     $    8,172                     $    7,546
 6/30/2003     $    9,708                     $    9,150                     $    8,707
 9/30/2003     $    9,997                     $    9,422                     $    8,938
11/30/2003     $   10,627                     $   10,016                     $    9,526

                              FISCAL YEAR-END 11/30
                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE
                SALES CHARGE FOR THE YEAR ENDED NOVEMBER 30, 2003

                             1 YEAR      LIFE OF CLASS
CLASS A(3)                    5.50%              0.08%
CLASS B(4)                    7.35%              0.53%
CLASS C(5)                   11.27%              2.62%
CLASS P(6)                   12.03%              3.18%
CLASS Y(7)                   12.47%              3.59%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%

(2) Performance of the unmanaged Index does not reflect transaction costs, management fees or sales charges. The performance of the Index is not necessarily representative of the Fund's performance. Performance of the Index begins on December 31, 2001.

(3) Class A shares were first offered on December 27, 2001. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2003 using the SEC-required uniform method to compute such return.

(4) Class B shares were first offered on December 27, 2001. Performance reflects the deduction of a CDSC of 4% for 1 year and life of the class.

(5) Class C shares were first offered on December 27, 2001. The 1% CDSC for Class C shares normally applies before the anniversary of the purchase date. Performance is at net asset value.

(6) Class P shares were first offered on December 27, 2001. Performance is at net asset value.

(7) Class Y shares were first offered on December 27, 2001. Performance is at net asset value.

SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2003

                                                                                   SHARES
INVESTMENTS                                                                         (000)          VALUE
--------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS 91.98%

COMMON STOCKS 61.26%

AUTO COMPONENTS 0.98%
Dana Corp.                                                                            87   $   1,403,556
                                                                                           -------------

CHEMICALS 7.40%
Crompton Corp.                                                                       181       1,095,655
Dow Chemical Co.                                                                      89       3,345,705
Eastman Chemical Co.                                                                  98       3,499,227
IMC Global, Inc.                                                                      93         674,656
Monsanto Co.                                                                          74       1,993,320
                                                                                           -------------
TOTAL                                                                                         10,608,563
                                                                                           -------------

COMMERCIAL SERVICES & SUPPLIES 1.52%
R.R. Donnelley & Sons Co.                                                             78       2,177,456
                                                                                           -------------

CONTAINERS & PACKAGING 0.94%
Ball Corp.                                                                            24       1,348,395
                                                                                           -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 2.10%
SBC Communications, Inc.                                                             129       3,005,448
                                                                                           -------------

ELECTRIC UTILITIES 5.79%
Ameren Corp.                                                                          79       3,473,031
CMS Energy Corp.*                                                                     58         457,620
Northeast Utilities                                                                  101       2,006,970
Puget Energy, Inc.                                                                   102       2,364,525
                                                                                           -------------
TOTAL                                                                                          8,302,146
                                                                                           -------------

ENERGY EQUIPMENT & SERVICES 1.39%
Halliburton Co.                                                                       85       1,994,090
                                                                                           -------------

FOOD & STAPLES RETAILING 0.94%
Albertson's, Inc.                                                                     64       1,351,280
                                                                                           -------------

FOOD PRODUCTS 4.26%
Archer-Daniels-Midland Co.                                                            22         310,093
H. J. Heinz Co.                                                                       96       3,480,040
Kellogg Co.                                                                           65       2,307,165
                                                                                           -------------
TOTAL                                                                                          6,097,298
                                                                                           -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2003

                                                                                   SHARES
INVESTMENTS                                                                         (000)          VALUE
--------------------------------------------------------------------------------------------------------
GAS UTILITIES 1.89%
NiSource, Inc.                                                                       130   $   2,705,800
                                                                                           -------------

HOUSEHOLD DURABLES 5.20%
Newell Rubbermaid, Inc.                                                              116       2,643,772
Snap-on, Inc.                                                                         92       2,752,834
Tupperware Corp.                                                                     133       2,052,612
                                                                                           -------------
TOTAL                                                                                          7,449,218
                                                                                           -------------

INDUSTRIAL CONGLOMERATES 2.00%
Hubbell, Inc.                                                                         65       2,868,800
                                                                                           -------------

INSURANCE 6.19%
Arthur J. Gallagher & CO.                                                             40       1,264,520
Max Re Capital Ltd.(a)                                                                41         845,420
Partner Re Ltd.(a)                                                                    24       1,348,424
SAFECO Corp.                                                                          37       1,366,195
Travelers Property Casualty Corp. A Shares                                            87       1,358,760
XL Capital Ltd. Class A(a)                                                            36       2,692,160
                                                                                           -------------
TOTAL                                                                                          8,875,479
                                                                                           -------------

LEISURE EQUIPMENT & PRODUCTS 0.72%
Foot Locker, Inc.                                                                     47       1,034,280
                                                                                           -------------

MACHINERY 2.96%
CNH Global N.V.(a)                                                                    50         690,946
Cummins, Inc.                                                                         21         989,385
The Timken Co.                                                                       150       2,564,361
                                                                                           -------------
TOTAL                                                                                          4,244,692
                                                                                           -------------

MULTI-LINE RETAIL 2.37%
J.C. Penney Co., Inc.                                                                 72       1,791,360
May Department Stores Co.                                                             54       1,609,995
                                                                                           -------------
TOTAL                                                                                          3,401,355
                                                                                           -------------

OIL & GAS 3.70%
ChevronTexaco Corp.                                                                   45       3,356,970
EOG Resources, Inc.                                                                    9         360,684
Kerr-McGee Corp.                                                                      38       1,583,023
                                                                                           -------------
TOTAL                                                                                          5,300,677
                                                                                           -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2003

                                                                                   SHARES
INVESTMENTS                                                                         (000)          VALUE
--------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS 3.61%
Georgia-Pacific Corp.                                                                 93   $   2,527,054
Meadwestvaco Corp.                                                                   104       2,646,424
                                                                                           -------------
TOTAL                                                                                          5,173,478
                                                                                           -------------

PHARMACEUTICALS 2.44%
Bristol-Myers Squibb Co.                                                             112       2,938,025
Mylan Laboratories, Inc.                                                              22         562,104
                                                                                           -------------
TOTAL                                                                                          3,500,129
                                                                                           -------------

REAL ESTATE INVESTMENT TRUSTS 2.46%
Health Care Properties                                                                40       1,859,548
Healthcare Realty Trust, Inc.                                                         48       1,664,730
                                                                                           -------------
TOTAL                                                                                          3,524,278
                                                                                           -------------

TRADING COMPANIES & DISTRIBUTORS 2.40%
Genuine Parts Co.                                                                    109       3,431,320
                                                                                           -------------
TOTAL COMMON STOCKS (Cost $82,643,096)                                                        87,797,738
                                                                                           =============

                                                                               PRINCIPAL
                                                INTEREST        MATURITY          AMOUNT
                                                    RATE            DATE           (000)
                                                    ----            ----           -----
CONVERTIBLE BONDS 9.22%

AUTOMOBILES 1.15%
Wabash National Corp.+                              3.25%       8/1/2008      $    1,000       1,647,500
                                                                                           -------------

BIOTECHNOLOGY 1.30%
Amgen, Inc.                                  Zero Coupon        3/1/2032           1,000         748,750
Fisher Scientific Int'l., Inc.+                     2.50%      10/1/2023           1,000       1,112,500
                                                                                           -------------
TOTAL                                                                                          1,861,250
                                                                                           -------------

COMMUNICATIONS EQUIPMENT 0.32%
Corning, Inc.                                       3.50%      11/1/2008             350         460,250
                                                                                           -------------

ELECTRICAL EQUIPMENT 0.64%
Artesyn Tech, Inc.                                  5.50%      8/15/2010             700         920,500
                                                                                           -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.37%
Flir Systems, Inc.+                                 3.00%       6/1/2023             500         530,625
                                                                                           -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2003

                                                                               PRINCIPAL
                                                INTEREST        MATURITY          AMOUNT
INVESTMENTS                                         RATE            DATE           (000)           VALUE
--------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES 0.35%
Hanover Compressor Co.                              4.75%      3/15/2008      $      555   $     506,438
                                                                                           -------------

FOOD PRODUCTS 0.49%
General Mills, Inc.                          Zero Coupon      10/28/2022           1,000         701,250
                                                                                           -------------

HEALTHCARE PROVIDERS & SERVICES 0.48%
Lifepoint Hospitals Holdings                        4.50%       6/1/2009             350         348,250
Universal Hlth Services, Inc.                      0.426%      6/23/2020             500         331,875
                                                                                           -------------
TOTAL                                                                                            680,125
                                                                                           -------------

LEISURE EQUIPMENT & PRODUCTS 0.11%
Eastman Kodak Co.+                                 3.375%     10/15/2033             150         162,750
                                                                                           -------------

MEDIA 1.72%
Alloy, Inc.+                                       5.375%       8/1/2023             250         249,688
Interpublic Group of Cos.                           1.87%       6/1/2006             300         276,750
Lamar Advertising Co.                              2.875%     12/31/2010           1,000         997,500
Liberty Media Corp. Class A                         3.25%      3/15/2031             750         744,375
Sinclair Broadcast Grp., Inc.                      4.875%#     7/15/2018             200         198,000
                                                                                           -------------
TOTAL                                                                                          2,466,313
                                                                                           -------------

SEMICONDUCTOR EQUIPMENT &
PRODUCTS 0.80%
RF Micro Devices, Inc.                              1.50%       7/1/2010             670       1,147,375
                                                                                           -------------

SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT 0.28%
LSI Logic Corp.+                                    4.00%      5/15/2010             350         398,562
                                                                                           -------------

SOFTWARE 1.21%
Documentum, Inc.                                    4.50%       4/1/2007             750         927,187
Mentor Graphics Corp.                              6.875%      6/15/2007             750         807,188
                                                                                           -------------
TOTAL                                                                                          1,734,375
                                                                                           -------------
TOTAL CONVERTIBLE BONDS (Cost $11,576,196)                                                    13,217,313
                                                                                           =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2003

                                                INTEREST                          SHARES
INVESTMENTS                                         RATE                           (000)           VALUE
--------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS 2.32%

AEROSPACE & DEFENSE 0.18%
Raytheon Co.                                        8.25%                              5   $     256,500
                                                                                           -------------

CONTAINERS & PACKAGING 0.19%
Temple-Inland, Inc.                                 7.50%                              5         271,500
                                                                                           -------------

DIVERSIFIED FINANCIALS 0.11%
Doral Financial Corp.+                              4.75%                              1         156,938
                                                                                           -------------

ELECTRIC UTILITIES 0.58%
FPL Group, Inc.                                     8.00%                             15         828,000
                                                                                           -------------

HEALTHCARE PROVIDERS & SERVICES 0.30%
Anthem, Inc.                                        6.00%                              5         426,450
                                                                                           -------------

INSURANCE 0.55%
Chubb Corp.                                         7.00%                             29         789,250
                                                                                           -------------

MEDIA 0.31%
Sinclair Broadcast Grp., Inc.                       6.00%                             10         445,000
                                                                                           -------------

WIRELESS TELECOMMUNICATION SERVICES 0.10%
Sprint Corp.                                       7.125%                             25         151,250
                                                                                           -------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $3,246,511)                                                                              3,324,888
                                                                                           =============


                                                                               PRINCIPAL
                                                                MATURITY          AMOUNT
                                                                    DATE           (000)
                                                                    ----           -----
GOVERNMENT SPONSORED ENTEPRISES
PASS-THROUGH AGENCY 0.08%

DIVERSIFIED FINANCIALS 0.08%
Federal National Mortgage Assoc.
(Cost $115,175)                                     7.00%       1/1/2032      $      113         119,786
                                                                                           =============

HIGH YIELD CORPORATE BONDS 19.10%

AEROSPACE & DEFENSE 0.36%
DRS Tech, Inc.+                                    6.875%      11/1/2013             500         510,000
                                                                                           -------------

AIR FREIGHT & COURIERS 0.06%
Delta Airlines                                     7.711%      9/18/2011             100          87,955
                                                                                           -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2003

                                                                               PRINCIPAL
                                                INTEREST        MATURITY          AMOUNT
INVESTMENTS                                         RATE            DATE           (000)           VALUE
--------------------------------------------------------------------------------------------------------
AIRLINES 0.15%
American Airlines                                  8.608%       4/1/2011      $      250   $     220,587
                                                                                           -------------

AUTO COMPONENTS 0.15%
Eagle-picher, Inc.+                                 9.75%       9/1/2013             200         213,500
                                                                                           -------------

BEVERAGES 0.15%
Le-Natures, Inc.+                                   9.00%      6/15/2013             200         208,000
                                                                                           -------------

BUILDING PRODUCTS 0.15%
Koppers Industry, Inc.+                            9.875%     10/15/2013             200         218,000
                                                                                           -------------

CHEMICALS 0.49%
Nalco Company+                                     8.875%     11/15/2013             350         365,750
Terra Capital, Inc.                                11.50%       6/1/2010             325         336,375
                                                                                           -------------
TOTAL                                                                                            702,125
                                                                                           -------------

COMMERCIAL SERVICES & SUPPLIES 0.51%
Iron Mountain, Inc.                                6.625%       1/1/2016             750         735,000
                                                                                           -------------

CONSTRUCTION MATERIALS 0.18%
American Standard Cos., Inc.                        8.25%       6/1/2009             125         144,375
William Lyon Homes                                 10.75%       4/1/2013             100         112,625
                                                                                           -------------
TOTAL                                                                                            257,000
                                                                                           -------------

CONTAINERS & PACKAGING 1.80%
Anchor Glass Container                             11.00%      2/15/2013             200         231,000
BWAY Corp.+                                        10.00%     10/15/2010             200         214,500
Crown Cork & Seal, Inc.                            7.375%     12/15/2026             750         663,750
Graham Packaging / GPC Cap.                        10.75%      1/15/2009             100         103,750
Owens-Brockway Glass Co.                           8.875%      2/15/2009             150         163,125
Rayovac Corp.+                                      8.50%      10/1/2013           1,000       1,045,000
Stone Container Corp.                              8.375%       7/1/2012             150         161,812
                                                                                           -------------
TOTAL                                                                                          2,582,937
                                                                                           -------------

DIVERSIFIED TELECOMMUNICATION SERVICES 1.15%
Cincinnati Bell, Inc.+                             8.375%      1/15/2014             375         394,687
Qwest Communications Int'l.                         7.50%      11/1/2008             750         775,313
Qwest Services Corp.+                              13.50%     12/15/2010             400         472,500
                                                                                           -------------
TOTAL                                                                                          1,642,500
                                                                                           -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2003

                                                                               PRINCIPAL
                                                INTEREST        MATURITY          AMOUNT
INVESTMENTS                                         RATE            DATE           (000)           VALUE
--------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES 0.41%
PSEG Energy Holdings, Inc.                         8.625%      2/15/2008      $      250   $     266,563
TECO Energy, Inc.                                   7.50%      6/15/2010             300         319,875
                                                                                           -------------
TOTAL                                                                                            586,438
                                                                                           -------------

ELECTRONIC EQUIPMENT & INSTRUMENTS 0.08%
PerkinElmer, Inc.                                  8.875%      1/15/2013             100         113,250
                                                                                           -------------

FOOD & STAPLES RETAILING 0.26%
Rite Aid Corp.                                     8.125%       5/1/2010             350         378,000
                                                                                           -------------

FOOD PRODUCTS 1.25%
B&G Foods, Inc.                                    9.625%       8/1/2007             300         310,500
Dole Food Co.                                      8.875%      3/15/2011             350         380,187
Land O Lakes, Inc.                                  8.75%     11/15/2011             175         161,875
Michael Foods, Inc.+                                8.00%     11/15/2013             650         669,500
Parmalat Capital Finance(a)                        6.625%      8/13/2008             300         273,209
                                                                                           -------------
TOTAL                                                                                          1,795,271
                                                                                           -------------

HEALTHCARE EQUIPMENT & SUPPLIES 0.27%
Medex, Inc.+                                       8.875%      5/15/2013             355         382,513
                                                                                           -------------

HEALTHCARE PROVIDERS & SERVICES 1.06%
Iasis Healthcare Corp.                              8.50%     10/15/2009             250         257,500
Natl. Nephrology Assoc.+                            9.00%      11/1/2011             150         155,250
PacifiCare Health System, Inc.                     10.75%       6/1/2009             104         119,860
Tenet Healthcare Corp.                             7.375%       2/1/2013             500         486,250
Triad Hospitals, Inc.+                              7.00%     11/15/2013             500         501,250
                                                                                           -------------
TOTAL                                                                                          1,520,110
                                                                                           -------------

HOTELS, RESTAURANTS & LEISURE 1.03%
Hard Rock Hotel+                                   8.875%       6/1/2013             500         530,000
Mohegan Tribal Gaming                              6.375%      7/15/2009             140         144,200
River Rock Entertainment+                           9.75%      11/1/2011             750         798,750
                                                                                           -------------
TOTAL                                                                                          1,472,950
                                                                                           -------------

HOUSEHOLD DURABLES 0.18%
Fedders North America                              9.375%      8/15/2007             255         257,231
                                                                                           -------------

HOUSEHOLD PRODUCTS 0.17%
Jacuzzi Brands, Inc.+                              9.625%       7/1/2010             220         240,900
                                                                                           -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2003

                                                                                  PRINCIPAL
                                                INTEREST           MATURITY          AMOUNT
INVESTMENTS                                         RATE               DATE           (000)           VALUE
-----------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES 0.42%
Allied Waste No. America, Inc.                     10.00%          8/1/2009      $      250   $     271,250
Tyco Int'l. Group+(a)                               6.00%        11/15/2013             325         329,062
                                                                                              -------------
TOTAL                                                                                               600,312
                                                                                              -------------

IT SERVICES 0.16%
Titan Corp.+                                        8.00%         5/15/2011             200         230,000
                                                                                              -------------

MACHINERY 0.63%
Blount, Inc.                                       13.00%          8/1/2009             275         280,500
Case New Holland, Inc.+                             9.25%          8/1/2011             100         112,500
Manitowoc Co., Inc.                                7.125%         11/1/2013             500         513,750
                                                                                              -------------
TOTAL                                                                                               906,750
                                                                                              -------------

MEDIA 3.26%
Block Communications, Inc.                          9.25%         4/15/2009             200         213,500
Charter Communications Holdings                    10.00%          4/1/2009             700         584,500
Dex Media West+                                    9.875%         8/15/2013             170         193,800
Direct TV Holdings/Finance                         8.375%         3/15/2013             150         170,438
Gaylord Entertainment Co.+                          8.00%        11/15/2013           1,000       1,045,000
General Motors Corp.                                7.20%         1/15/2011             500         529,186
Houghton Mifflin Co.                                8.25%          2/1/2011             450         478,125
Insight Comm Co., Inc.**                   0.00% / 12.25%  2/15/2006 & 2011             500         399,375
Paxson Comm.                                       10.75%         7/15/2008             500         542,500
Primedia, Inc.                                     8.875%         5/15/2011             500         520,000
                                                                                              -------------
TOTAL                                                                                             4,676,424
                                                                                              -------------

METALS & MINING 0.37%
Owens-Brockway Glass Co.                            7.75%         5/15/2011             500         527,500
                                                                                              -------------

MULTI-UTILITIES & UNREGULATED POWER 0.46%
Calpine Corp.+                                      8.50%         7/15/2010             400         373,000
The Williams Co., Inc.                             8.625%          6/1/2010             250         277,500
                                                                                              -------------
TOTAL                                                                                               650,500
                                                                                              -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2003

                                                                               PRINCIPAL
                                                INTEREST        MATURITY          AMOUNT
INVESTMENTS                                         RATE            DATE           (000)           VALUE
--------------------------------------------------------------------------------------------------------
OIL & GAS 1.33%
Dynegy, Inc.+                                      9.875%      7/15/2010      $      340   $     374,000
El Paso Production+                                 7.75%       6/1/2013             500         480,000
J Ray McDermott SA+(a)(b)                          11.00%     12/15/2013             280         282,800
Range Resources Corp.                              7.375%      7/15/2013             245         246,225
Semco Energy, Inc.+                                7.125%      5/15/2008             500         515,625
                                                                                           -------------
TOTAL                                                                                          1,898,650
                                                                                           -------------

PAPER & FOREST PRODUCTS 1.09%
Boise Cascade Corp.                                 6.50%      11/1/2010             750         760,925
Buckeye Technologies, Inc.                          8.00%     10/15/2010             350         334,250
JSG Funding plc(a)                                 9.625%      10/1/2012             150         167,250
Longview Fibre Co.                                 10.00%      1/15/2009             150         165,375
Tembec Industries, Inc.(a)                          7.75%      3/15/2012             150         141,375
                                                                                           -------------
TOTAL                                                                                          1,569,175
                                                                                           -------------

PHARMACEUTICALS 0.19%
Alpharma, Inc.+                                    8.625%       5/1/2011             275         274,313
                                                                                           -------------

SPECIALTY RETAIL 0.24%
JC Penney Co., Inc.                                 8.00%       3/1/2010             300         345,000
                                                                                           -------------

WIRELESS TELECOMMUNICATION SERVICES 1.09%
Centennial Cell Communication                     10.125%      6/15/2013             500         530,000
Dobson Communications Corp.+                       8.875%      10/1/2013             200         202,250
Nextel Partners, Inc.+                             8.125%       7/1/2011             500         522,500
Western Wireless Corp.                              9.25%      7/15/2013             300         313,500
                                                                                           -------------
TOTAL                                                                                          1,568,250
                                                                                           -------------
TOTAL HIGH YIELD CORPORATE BONDS
(Cost $26,532,623)                                                                            27,371,141
                                                                                           =============
TOTAL LONG-TERM INVESTMENTS
(Cost $124,113,600)                                                                          131,830,866
                                                                                           =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
NOVEMBER 30, 2003

                                                                               PRINCIPAL
                                                                                  AMOUNT
INVESTMENTS                                                                        (000)           VALUE
--------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 8.77%

REPURCHASE AGREEMENT 8.77%

Repurchase Agreement dated 11/28/2003,
0.98% due 12/1/2003 with State Street
Bank & Trust Co. collateralized by
$795,000 of Federal Home Loan Mortgage
Corp. at 1.25% due 8/27/2004 and
$12,065,000 Federal Home Loan Bank at
1.50% due 7/15/2005; value $12,832,872;
proceeds: $12,575,063
(Cost $12,574,036)                                                            $   12,574   $  12,574,036
                                                                                           =============
TOTAL INVESTMENTS 100.75% (Cost $136,687,637)                                              $ 144,404,902
                                                                                           =============

    *   Non-income producing security.
   ** Deferred-interest debentures. These pay no interest for a stipulated number of years, after which they pay a predetermined interest rate.
    +   Restricted security under Rule 144A.
    # Variable rate security. The interest rate represents the rate at November 30, 2003.
  (a)   Foreign security traded/denominated in U.S. dollars.
  (b)   Securities purchased on a when-issued basis.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2003

ASSETS:
   Investment in securities, at value (cost $ 136,687,637)                                 $ 144,404,902
   Cash                                                                                          545,140
   Receivables:
     Interest and dividends                                                                      899,515
     Investment securities sold                                                                   56,234
     Capital shares sold                                                                       4,077,668
     From Lord, Abbett & Co. LLC                                                                   9,717
   Prepaid expenses and other assets                                                              29,463
--------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                              150,022,639
--------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payables:
     Investment securities purchased                                                           6,386,847
     Capital shares reacquired                                                                    92,094
     Management fee                                                                               76,502
     12b-1 distribution fees                                                                      43,156
     Administration fees                                                                           4,114
     To affiliate                                                                                 11,447
   Accrued expenses and other liabilities                                                         76,082
--------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                           6,690,242
========================================================================================================
NET ASSETS                                                                                 $ 143,332,397
========================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                            $ 135,620,711
Undistributed net investment income                                                            1,140,219
Accumulated net realized loss on investments                                                  (1,145,798)
Net unrealized appreciation on investments                                                     7,717,265
--------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                 $ 143,332,397
========================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                                             $ 128,030,100
Class B Shares                                                                             $   9,397,802
Class C Shares                                                                             $   5,902,133
Class P Shares                                                                             $       1,177
Class Y Shares                                                                             $       1,185
OUTSTANDING SHARES BY CLASS:
Class A Shares                                                                                12,439,069
Class B Shares                                                                                   918,246
Class C Shares                                                                                   575,742
Class P Shares                                                                                   114.141
Class Y Shares                                                                                   114.744
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                                             $       10.29
Class A Shares-Maximum offering price
   (Net asset value plus sales charge of 5.75%)                                            $       10.92
Class B Shares-Net asset value                                                             $       10.23
Class C Shares-Net asset value                                                             $       10.25
Class P Shares-Net asset value                                                             $       10.31
Class Y Shares-Net asset value                                                             $       10.33
========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the Year Ended November 30, 2003

INVESTMENT INCOME:
Dividends                                                                                  $   1,480,366
Interest                                                                                       1,085,369
Foreign withholding tax                                                                           (1,375)
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                        2,564,360
--------------------------------------------------------------------------------------------------------
EXPENSES:
Management fees                                                                                  416,878
12b-1 distribution plan-Class A                                                                  174,529
12b-1 distribution plan-Class B                                                                   45,098
12b-1 distribution plan-Class C                                                                   35,281
12b-1 distribution plan-Class P                                                                        4
Shareholder servicing                                                                             71,617
Market data                                                                                        1,287
Professional                                                                                      11,037
Reports to shareholders                                                                           35,128
Fund accounting                                                                                      837
Fund administration                                                                               21,391
Custody                                                                                           11,483
Directors' fees                                                                                      115
Registration                                                                                      40,818
--------------------------------------------------------------------------------------------------------
Gross expenses                                                                                   865,503
   Expense reductions                                                                               (497)
   Expenses assumed by Lord, Abbett & Co. LLC                                                    (59,641)
--------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                                     805,365
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                          1,758,995
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments                                                                (995,194)
Net change in unrealized appreciation/depreciation on investments                              9,363,448
========================================================================================================
NET REALIZED AND UNREALIZED GAIN                                                               8,368,254
========================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $  10,127,249
========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                           FOR THE PERIOD
                                                                                                       DECEMBER 19, 2001*
                                                                              FOR THE YEAR ENDED                       TO
INCREASE IN NET ASSETS                                                         NOVEMBER 30, 2003        NOVEMBER 30, 2002
OPERATIONS:
Net investment income                                                         $        1,758,995       $          420,747
Net realized loss on investments                                                        (995,194)                (144,633)
Net change in unrealized appreciation/depreciation on investments                      9,363,448               (1,646,183)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       10,127,249               (1,370,069)
=========================================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                                              (860,700)                 (82,380)
   Class B                                                                               (73,731)                  (8,158)
   Class C                                                                               (62,644)                  (9,286)
   Class P                                                                                   (28)                      (4)
   Class Y                                                                                   (32)                      (6)
-------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                     (997,135)                 (99,834)
=========================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                    117,230,186               31,808,444
Reinvestment of distributions                                                            901,903                   90,894
Cost of shares reacquired                                                            (10,219,641)              (6,139,600)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS                 107,912,448               25,759,738
=========================================================================================================================
NET INCREASE IN NET ASSETS                                                           117,042,562               24,289,835
=========================================================================================================================
NET ASSETS
Beginning of year                                                                     26,289,835                2,000,000
-------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                                   $      143,332,397       $       26,289,835
=========================================================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                                           $        1,140,219       $          372,046
=========================================================================================================================

*Commencement of investment operations.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                                                         12/19/2001(a)
                                                                                   YEAR ENDED                 TO
                                                                                   11/30/2003             11/30/2002
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                          $             9.45       $            10.00
                                                                              ==================       ==================
  Unrealized appreciation on investments                                                                              .01
                                                                                                       ------------------
NET ASSET VALUE ON SEC EFFECTIVE DATE                                                                  $            10.01
                                                                                                       ==================
Investment operations
   Net investment income(b)                                                                  .31                      .29
   Net realized and unrealized gain (loss)                                                   .79                     (.80)
                                                                              ------------------       ------------------
     Total from investment operations                                                       1.10                     (.51)
                                                                              ------------------       ------------------
Distributions to shareholders from:
   Net investment income                                                                    (.26)                    (.05)
                                                                              ------------------       ------------------
NET ASSET VALUE, END OF PERIOD                                                $            10.29       $             9.45
                                                                              ==================       ==================
Total Return(c)                                                                                                       .10%(d)(e)
Total Return(c)                                                                            11.97%                   (5.10)%(d)(f)

RATIOS TO AVERAGE NET ASSETS
   Expenses, including waiver and expense reductions                                        1.35%                    1.29%(d)
   Expenses, excluding waiver and expense reductions                                        1.46%                    2.25%(d)
   Net investment income                                                                    3.24%                    2.99%(d)

                                                                                                         12/19/2001(a)
                                                                                   YEAR ENDED                 TO
SUPPLEMENTAL DATA:                                                                 11/30/2003             11/30/2002
-------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                             $          128,030       $           21,467
  Portfolio turnover rate                                                                  28.71%                   33.71%
-------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                          12/19/2001(a)
                                                                                  YEAR ENDED                   TO
                                                                                  11/30/2003               11/30/2002
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                          $             9.40       $            10.00
                                                                              ==================       ==================
  Unrealized appreciation on investments                                                                              .01
                                                                                                       ------------------
NET ASSET VALUE ON SEC EFFECTIVE DATE                                                                  $            10.01
                                                                                                       ==================
Investment operations
  Net investment income(b)                                                                   .25                      .24
  Net realized and unrealized gain (loss)                                                    .79                     (.81)
                                                                              ------------------       ------------------
    Total from investment operations                                                        1.04                     (.57)
                                                                              ------------------       ------------------
Distributions to shareholders from:
  Net investment income                                                                     (.21)                    (.04)
                                                                              ------------------       ------------------
NET ASSET VALUE, END OF PERIOD                                                $            10.23       $             9.40
                                                                              ==================       ==================
Total Return(c)                                                                                                       .10%(d)(e)
Total Return(c)                                                                            11.35%                   (5.69)%(d)(f)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense reductions                                         1.99%                    1.85%(d)
  Expenses, excluding waiver and expense reductions                                         2.10%                    2.81%(d)
  Net investment income                                                                     2.60%                    2.43%(d)

                                                                                                          12/19/2001(a)
                                                                                  YEAR ENDED                   TO
SUPPLEMENTAL DATA:                                                                11/30/2003               11/30/2002
-------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                             $            9,398       $            2,283
  Portfolio turnover rate                                                                  28.71%                   33.71%
-------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                          12/19/2001(a)
                                                                                  YEAR ENDED                   TO
                                                                                  11/30/2003               11/30/2002
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                          $             9.41       $            10.00
                                                                              ==================       ==================
  Unrealized appreciation on investments                                                                              .01
                                                                                                       ------------------
NET ASSET VALUE ON SEC EFFECTIVE DATE                                                                  $            10.01
                                                                                                       ==================
Investment operations
  Net investment income(b)                                                                   .24                      .24
  Net realized and unrealized gain (loss)                                                    .80                     (.79)
                                                                              ------------------       ------------------
    Total from investment operations                                                        1.04                     (.55)
                                                                              ------------------       ------------------
Distributions to shareholders from:
  Net investment income                                                                     (.20)                    (.05)
                                                                              ------------------       ------------------
NET ASSET VALUE, END OF PERIOD                                                $            10.25       $             9.41
                                                                              ==================       ==================
Total Return(c)                                                                                                       .10%(d)(e)
Total Return(c)                                                                            11.27%                   (5.54)%(d)(f)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense reductions                                         1.99%                    1.85%(d)
  Expenses, excluding waiver and expense reductions                                         2.10%                    2.81%(d)
  Net investment income                                                                     2.60%                    2.43%(d)

                                                                                                          12/19/2001(a)
                                                                                  YEAR ENDED                   TO
SUPPLEMENTAL DATA:                                                                11/30/2003               11/30/2002
-------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                             $            5,902       $            2,538
  Portfolio turnover rate                                                                  28.71%                   33.71%
-------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                          12/19/2001(a)
                                                                                  YEAR ENDED                   TO
                                                                                  11/30/2003               11/30/2002
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                          $             9.45       $            10.00
                                                                              ==================       ==================
  Unrealized appreciation on investments                                                                              .01
                                                                                                       ------------------
NET ASSET VALUE ON SEC EFFECTIVE DATE                                                                  $            10.01
                                                                                                       ==================
Investment operations
  Net investment income(b)                                                                   .31                      .28
  Net realized and unrealized gain (loss)                                                    .80                     (.80)
                                                                              ------------------       ------------------
    Total from investment operations                                                        1.11                     (.52)
                                                                              ------------------       ------------------
Distributions to shareholders from:
  Net investment income                                                                     (.25)                    (.04)
                                                                              ------------------       ------------------
NET ASSET VALUE, END OF PERIOD                                                $            10.31       $             9.45
                                                                              ==================       ==================
Total Return(c)                                                                                                       .10%(d)(e)
Total Return(c)                                                                            12.03%                   (5.20)%(d)(f)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense reductions                                         1.44%                    1.35%(d)
  Expenses, excluding waiver and expense reductions                                         1.55%                    2.31%(d)
  Net investment income                                                                     3.15%                    2.93%(d)

                                                                                                          12/19/2001(a)
                                                                                  YEAR ENDED                   TO
SUPPLEMENTAL DATA:                                                                11/30/2003               11/30/2002
-------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                             $                1       $                1
  Portfolio turnover rate                                                                  28.71%                   33.71%
-------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                                                          12/19/2001(a)
                                                                                  YEAR ENDED                   TO
                                                                                  11/30/2003               11/30/2002
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                                          $             9.47       $            10.00
                                                                              ==================       ==================
  Unrealized appreciation on investments                                                                              .01
                                                                                                       ------------------
NET ASSET VALUE ON SEC EFFECTIVE DATE                                                                  $            10.01
                                                                                                       ==================
Investment operations
  Net investment income(b)                                                                   .34                      .32
  Net realized and unrealized gain (loss)                                                    .80                     (.80)
                                                                              ------------------       ------------------
    Total from investment operations                                                        1.14                     (.48)
                                                                              ------------------       ------------------
Distributions to shareholders from:
  Net investment income                                                                     (.28)                    (.06)
                                                                              ------------------       ------------------
NET ASSET VALUE, END OF PERIOD                                                $            10.33       $             9.47
                                                                              ==================       ==================
Total Return(c)                                                                                                       .10%(d)(e)
Total Return(c)                                                                            12.47%                   (4.83)%(d)(f)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and expense reductions                                          .99%+                    .93%(d)
  Expenses, excluding waiver and expense reductions                                         1.10%+                   1.89%(d)
  Net investment income                                                                     3.60%+                   3.35%(d)

                                                                                                          12/19/2001(a)
                                                                                  YEAR ENDED                   TO
SUPPLEMENTAL DATA:                                                                11/30/2003               11/30/2002
-------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                                             $                1       $                1
  Portfolio turnover rate                                                                  28.71%                   33.71%
-------------------------------------------------------------------------------------------------------------------------

 +  The ratios have been determined on a Fund basis.
(a) Commencement of investment operations; SEC effective date and date shares first became available to the public is 12/27/2001.
(b) Calculated using average shares outstanding during the period.
(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(d) Not annualized.
(e) Total return for the period 12/19/2001 through 12/26/2001.
(f) Total return for the period 12/27/2001 through 11/30/2002.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION

Lord Abbett Research Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers one of the funds -- Lord Abbett America's Value Fund (the "Fund"). The Fund's investment objective is to seek current income and capital appreciation.

The Fund offers five classes of shares: Classes A, B, C, P and Y, each with different expenses and dividends. A front-end sales charge is normally added to the NAV for Class A shares. There is no front-end sales charge in the case of the Class B, C, P and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months following any purchase made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase: and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.  SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sales price or, if no sales price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued at the mean between the bid and asked prices on the basis of prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and electronic data processing techniques. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual fund are allocated to the funds within the Company on a pro-rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, Class B, Class C and Class P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) SECURITIES LENDING-The Fund may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities loaned) as determined at the close of business on the preceding business day. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

(g) REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities or U.S. government sponsored enterprises securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.  MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE
The Company has a management agreement with Lord Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on the Fund's average daily net assets at an annual rate of .75%.

For the year ended November 30, 2003, Lord Abbett voluntarily reimbursed the Fund's other expenses (excluding management fee and 12b-1 distribution fees) in the amount of $59,641. Lord Abbett may stop limiting expenses at any time.

In addition, effective January 1, 2003, Lord Abbett began providing certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets. This results in Lord Abbett paying fund accounting expenses that were previously charged to the Fund.

12b-1 DISTRIBUTION PLANS
The Company has adopted a distribution plan with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                             CLASS A          CLASS B         CLASS C          CLASS P
-----------------------------------------------------------------------------------------
Service                           .25%             .25%            .25%             .20%
Distribution                      .10%(1)(2)       .75%            .75%             .25%

(1) In addition, the Fund pays a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period.

(2) In addition, until January 1, 2003, the Fund paid an incremental marketing expense of approximately .03% of the average daily net assets attributable to Class A.

Class Y does not have a distribution plan.

COMMISSIONS
Distributor received the following commissions on sales of Class A shares of the Fund, after concessions were paid to authorized dealers, for the year ended November 30, 2003:

 DISTRIBUTOR            DEALERS'
 COMMISSIONS         CONCESSIONS
--------------------------------
$    450,393       $   2,370,362

One Director and certain of the Fund's officers have an interest in Lord Abbett.

4.  DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from securities transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

On December 11, 2003, a net investment income distribution of $1,500,000 was declared for the Fund. The distribution was paid on December 12, 2003, to shareholders of record on December 11, 2003.

The tax character of distributions paid during the fiscal years ended November 30, 2003 and November 30, 2002 are as follows:

                                                       11/30/2003     11/30/2002
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                      $  997,135       $ 99,834
  Net long-term capital gains                                  --             --
--------------------------------------------------------------------------------
  Total distributions paid                             $  997,135       $ 99,834
================================================================================

As of November 30, 2003, the components of accumulated earnings on a tax basis are as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income - net                             $     1,140,219
-------------------------------------------------------------------------------
   Total undistributed earnings                                       1,140,219
Capital loss carryforwards*                                          (1,008,182)
Temporary differences                                                   (47,569)
Unrealized gains - net                                                7,627,218
-------------------------------------------------------------------------------
   Total accumulated earnings - net                             $     7,711,686
===============================================================================

*As of November 30, 2003, the capital loss carryforwards along with the related expiration dates are as follows:

                2010           2011          TOTAL
--------------------------------------------------
        $    108,198   $    899,984   $  1,008,182

Capital losses incurred after October 31 ("post-October"), within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $47,569 during fiscal 2003.

As of November 30, 2003, the Fund's aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes are as follows:

-------------------------------------------------------------------------------
Tax Cost                                                        $   136,777,684
-------------------------------------------------------------------------------
Gross unrealized gain                                                 8,690,603
Gross unrealized loss                                                (1,063,385)
-------------------------------------------------------------------------------
   Net unrealized security gain                                 $     7,627,218
===============================================================================

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales and other temporary tax adjustments.

Permanent items identified during the year ended November 30, 2003 have been reclassified among the components of net assets based on their tax basis treatment as follows:

     UNDISTRIBUTED               ACCUMULATED
    NET INVESTMENT              NET REALIZED             PAID-IN
            INCOME               GAIN (LOSS)             CAPITAL
----------------------------------------------------------------
        $    6,313                $   (5,896)         $     (417)

5.  PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (other than short-term investments) for the year-ended November 30, 2003 are as follows:

U.S. GOVERNMENT     NON-U.S. GOVERNMENT   U.S. GOVERNMENT    NON-U.S. GOVERNMENT
     PURCHASES*               PURCHASES            SALES*                  SALES
--------------------------------------------------------------------------------
       $      -         $   114,427,705   $        90,839        $    15,433,801

*Includes U.S. government sponsored enterprises securities.

As of November 30, 2003, there were no securities on loan and no securities lending activity during the year ended November 30, 2003.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

6.  DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the Fund. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.  EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.  LINE OF CREDIT

The Fund, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is an annual rate of .09%. At November 30, 2003, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the year ended November 30, 2003.

9.  CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Company's custodian and accounting agent. SSB performs custodian, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's net asset value.

10. INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with investing in equity and fixed income securities.

The values of the Fund's equity security holdings and, consequently, the value of an investment in the Fund will fluctuate in response to movements in the stock market in general and to the changing prospects of the individual companies involved. With its emphasis on value stocks, the Fund may perform differently than the market as a whole and other types of stocks, such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. The Fund may invest a significant portion of its assets in mid-sized companies that may be less able to weather economic shifts or other adverse developments than larger, more established companies. Because the Fund is not limited to investing in equity securities, the Fund may have smaller gains in a rising stock market than a fund investing solely in equity securities. In addition, if the Fund's assessment of a company's value or prospects for market appreciation or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

The values of the Fund's fixed income holdings, and consequently, the value of an investment in the Fund will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of these holdings are likely to decline. There is also the risk that an issuer of a fixed income security will fail to make timely payments of principal or interest to the Fund, a risk that is greater with high yield bonds (sometimes called "junk bonds") in which the Fund may invest. Some issuers, particularly of high yield bonds, may default as to principal and/or interest payments after the Fund purchases their securities. A default, or concerns in the market about an increase in risk of default, may result in losses to the Fund. High yield bonds are subject to greater price fluctuations, as well as additional risks.

The Fund may invest up to 20% of its assets in foreign securities which present increased market, liquidity, currency, political and other risks.

These factors can affect Fund performance.

11. SUMMARY OF CAPITAL TRANSACTIONS

The Fund has authorized 150 million shares of $0.001 par value capital stock designated as follows: 50 million Class A shares; 30 million Class B shares, 20 million Class C shares, 20 million Class P shares and 30 million Class Y shares.

                                                                  YEAR ENDED                          PERIOD ENDED
                                                           NOVEMBER 30, 2003                    NOVEMBER 30, 2002*
------------------------------------------------------------------------------------------------------------------
CLASS A SHARE                                       SHARES            AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------------
Shares sold                                     10,952,741   $   105,792,218         2,550,856     $    25,027,828
Reinvestment of distributions                       86,219           800,563             7,860              79,548
Shares reacquired                                 (872,630)       (8,067,786)         (485,577)         (4,561,723)
------------------------------------------------------------------------------------------------------------------
Increase                                        10,166,330   $    98,524,995         2,073,139     $    20,545,653
------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
------------------------------------------------------------------------------------------------------------------
Shares sold                                        763,447   $     7,240,325           302,701     $     3,010,750
Reinvestment of distributions                        6,858            63,496               551               5,566
Shares reacquired                                  (94,792)         (862,300)          (60,619)           (579,658)
------------------------------------------------------------------------------------------------------------------
Increase                                           675,513   $     6,441,521           242,633     $     2,436,658
------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
------------------------------------------------------------------------------------------------------------------
Shares sold                                        439,543   $     4,197,443           380,215     $     3,769,866
Reinvestment of distributions                        4,100            37,788               571               5,770
Shares reacquired                                 (137,742)       (1,289,555)         (111,045)           (998,219)
------------------------------------------------------------------------------------------------------------------
Increase                                           305,901   $     2,945,676           269,741     $     2,777,417
------------------------------------------------------------------------------------------------------------------

CLASS P SHARES
------------------------------------------------------------------------------------------------------------------
Shares sold                                         10.776   $           100                 -     $             -
Reinvestment of distributions                        2.847                26             0.418                4.23
------------------------------------------------------------------------------------------------------------------
Increase                                            13.623   $           126             0.418     $          4.23
------------------------------------------------------------------------------------------------------------------

CLASS Y SHARES
------------------------------------------------------------------------------------------------------------------
Shares sold                                         10.752   $           100                 -     $             -
Reinvestment of distributions                        3.293                30             0.599                6.07
------------------------------------------------------------------------------------------------------------------
Increase                                            14.045   $           130             0.599     $          6.07
------------------------------------------------------------------------------------------------------------------

*For the period December 27, 2001 (SEC effective date and date shares first became available to the public) to NOVEMBER 30, 2002.

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT RESEARCH FUND, INC. - LORD ABBETT AMERICA'S VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Lord Abbett Research Fund, Inc. - Lord Abbett America's Value Fund (the "Fund") as of November 30, 2003, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Research Fund, Inc. - Lord Abbett America's Value Fund as of November 30, 2003, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, New York
January 23, 2004

BASIC INFORMATION ABOUT MANAGEMENT

The Company's Board of Directors is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his successor is elected and qualified or until his earlier resignation or removal, as provided in the Fund's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Funds' investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                             CURRENT POSITION
NAME, ADDRESS AND            LENGTH OF SERVICE       PRINCIPAL OCCUPATION             OTHER
DATE OF BIRTH                   WITH COMPANY        DURING PAST FIVE YEARS        DIRECTORSHIPS
-------------------------------------------------------------------------------------------------
ROBERT S. DOW               Director and            Managing Partner and          N/A
Lord, Abbett & Co. LLC      Chairman since 1996     Chief Investment
90 Hudson Street                                    Officer of Lord
Jersey City, NJ                                     Abbett since 1996.
Date of Birth: 3/8/1945

                                   ----------

INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                             CURRENT POSITION
NAME, ADDRESS AND            LENGTH OF SERVICE       PRINCIPAL OCCUPATION                 OTHER
DATE OF BIRTH                  WITH COMPANY         DURING PAST FIVE YEARS            DIRECTORSHIPS
--------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW           Director since 1996     Managing General Partner,     Currently serves as
Bigelow Media, LLC                                  Bigelow Media, LLC (since     director of Adelphia
41 Madison Ave.,                                    2000); Senior Adviser,        Communications, Inc.,
Suite 3810                                          Time Warner Inc. (1998 -      Crane Co., and Huttig
New York, NY                                        2000); Acting Chief           Building Products Inc.
Date of Birth: 10/22/1941                           Executive Officer of
                                                    Courtroom Television
                                                    Network (1997 - 1998);
                                                    President and Chief
                                                    Executive Officer of Time
                                                    Warner Cable Programming,
                                                    Inc. (1991 - 1997).

WILLIAM H.T. BUSH           Director since 1998     Co-founder and Chairman       Currently serves as
Bush-O'Donnell & Co.,                               of the Board of the           director of Wellpoint
Inc.                                                financial advisory firm       Health Network, Inc.,
101 South Hanley Road                               of Bush-O'Donnell &           DT Industries Inc.,
Suite 1250                                          Company (since 1986).         and Engineered Support
St. Louis, MO                                                                     Systems, Inc.
Date of Birth: 7/14/1938


                             CURRENT POSITION
NAME, ADDRESS AND            LENGTH OF SERVICE       PRINCIPAL OCCUPATION                 OTHER
DATE OF BIRTH                  WITH COMPANY         DURING PAST FIVE YEARS            DIRECTORSHIPS
-------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, JR.      Director since 1998     Managing Director of          Currently serves as
Monitor Clipper Partners                            Monitor Clipper Partners      director of Avondale,
650 Madison Ave., 9th Fl.                           (since 1997) and              Inc. and Interstate
New York, NY                                        President of Clipper          Bakeries Corp.
Date of Birth: 10/25/1942                           Asset Management Corp.
                                                    (since 1991), both
                                                    private equity investment
                                                    funds.

STEWART S. DIXON            Director since 1996;    Partner in the law firm       N/A
Wildman, Harrold, Allen &   retired 12/31/2002      of Wildman, Harrold,
Dixon                                               Allen & Dixon (since 1967).
225 W. Wacker Drive,
Suite 2800
Chicago, IL
Date of Birth: 11/5/1930

FRANKLIN W. HOBBS           Director since 2001     Senior Advisor (since         Currently serves as
Houlihan Lokey Howard &                             April 2003) and Former        director of Adolph
Zukin                                               Chief Executive Officer       Coors Company.
685 Third Ave.                                      of Houlihan Lokey Howard
New York, NY                                        & Zukin, an investment
Date of Birth: 7/30/1947                            bank (January 2002 -
                                                    April 2003); Chairman of
                                                    Warburg Dillon Read (1999
                                                    - 2001); Global Head of
                                                    Corporate Finance of SBC
                                                    Warburg Dillon Read (1997
                                                    - 1999); Chief Executive
                                                    Officer of Dillon, Read &
                                                    Co. (1994 - 1997).

C. ALAN MACDONALD           Director since 1996     Retired - General             Currently serves as
415 Round Hill Road                                 Business and Governance       director of Fountainhead
Greenwich, CT                                       Consulting (since 1992);      Water Company, Lincoln
Date of Birth: 5/19/1933                            formerly President and        Snacks, H.J. Baker, and
                                                    CEO of Nestle Foods.          Seix Fund, Inc.*

THOMAS J. NEFF              Director since 1992     Chairman of Spencer           Currently serves as
Spencer Stuart                                      Stuart, an executive          director of Ace, Ltd.
277 Park Avenue                                     search consulting firm        and Exult, Inc.
New York, NY                                        (since 1996); President
Date of Birth: 10/2/1937                            of Spencer Stuart (1979 -
                                                    1996).

JAMES F. ORR, III           Director since 2002     President and CEO of          Currently serves as
80 Pinckney Street          resigned 3/3/2003       LandingPoint Capital          Chairman of Rockefeller
Boston, MA                                          (since 2002); Chairman        Foundation, Director of
Date of Birth: 3/5/1943                             and CEO of United Asset       Nashua Corp. and
                                                    Management Corporation        SteelPoint Technologies.
                                                    (2000 to 2001); Chairman
                                                    and CEO of UNUM Provident
                                                    Corporation (1999 -
                                                    merger); Chairman and CEO
                                                    of UNUM Corporation (1988
                                                    - 1999).

----------
* Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Company's Chairman, CEO, and President and the Managing Partner of Lord Abbett.

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

       NAME AND              CURRENT POSITION         LENGTH OF SERVICE           PRINCIPAL OCCUPATION
    (DATE OF BIRTH)            WITH COMPANY          OF CURRENT POSITION         DURING PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------
ROBERT S. DOW               Chief Executive         Elected in 1996               Managing Partner and
(3/8/1945)                  Officer and President                                 Chief Investment
                                                                                  Officer of Lord
                                                                                  Abbett since 1996.

SHOLOM DINSKY               Executive Vice          Elected in 2002               Partner and Large
(3/24/1944)                 President                                             Cap Value Investment
                                                                                  Manager, joined Lord
                                                                                  Abbett in 2000,
                                                                                  formerly Managing
                                                                                  Director of
                                                                                  Prudential Asset
                                                                                  Management, prior
                                                                                  thereto Director of
                                                                                  Equity Research and
                                                                                  Senior Vice
                                                                                  President at
                                                                                  Mitchell Hutchins
                                                                                  Asset Management.

KEVIN P. FERGUSON           Executive Vice          Elected in 2001               Partner and Mid Cap
(10/3/1964)                 President                                             Growth Investment
                                                                                  Manager, joined Lord
                                                                                  Abbett in 1999,
                                                                                  formerly Portfolio
                                                                                  Manager/Senior Vice
                                                                                  President at Lynch &
                                                                                  Mayer, Inc.

ROBERT P. FETCH             Executive Vice          Elected in 1997               Partner and
(2/18/1953)                 President                                             Small-Cap Value
                                                                                  Senior Investment
                                                                                  Manager, joined Lord
                                                                                  Abbett in 1995.

ROBERT G. MORRIS            Executive Vice          Elected in 1996               Partner and Director
(11/6/1944)                 President                                             of Equity Investments,
                                                                                  joined Lord Abbett
                                                                                  in 1991.

ELI M. SALZMANN             Executive Vice          Elected in 1999               Partner and Director
(3/24/1964)                 President.                                            of Institutional
                                                                                  Equity Investments,
                                                                                  joined Lord Abbett
                                                                                  in 1997.

CHRISTOPHER J. TOWLE        Executive Vice          Elected in 2001               Partner and Investment
(10/12/1957)                President                                             Manager, joined
                                                                                  Lord Abbett in 1987.

       NAME AND              CURRENT POSITION         LENGTH OF SERVICE           PRINCIPAL OCCUPATION
    (DATE OF BIRTH)            WITH COMPANY          OF CURRENT POSITION         DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------
EDWARD K. VON DER LINDE     Executive Vice          Elected in 2001               Partner and Investment
(6/12/1960)                 President                                             Manager, joined Lord
                                                                                  Abbett in 1988.

TRACIE E. AHERN             Vice President and      Elected in 1999               Partner and Director of
(1/12/1968)                 Treasurer.                                            Portfolio Accounting and
                                                                                  Operations, joined Lord
                                                                                  Abbett in 1999, prior
                                                                                  thereto Vice President -
                                                                                  Head of Fund
                                                                                  Administration of Morgan
                                                                                  Grenfell.

JOAN A. BINSTOCK            Chief Financial         Elected in 1999               Partner and Chief
(3/4/1954)                  Officer and Vice                                      Operations Officer,
                            President                                             joined Lord Abbett
                                                                                  in 1999, prior
                                                                                  thereto Chief
                                                                                  Operating Officer of
                                                                                  Morgan Grenfell.

DANIEL E. CARPER            Vice President          Elected in 1993               Partner, joined Lord
(1/22/1952)                                                                       Abbett in 1979.

PAUL A. HILSTAD             Vice President and      Elected in 1995               Partner and General
(12/13/1942)                Secretary                                             Counsel, joined Lord
                                                                                  Abbett in 1995.

LAWRENCE H. KAPLAN          Vice President and      Elected in 1997               Partner and Deputy
(1/16/1957)                 Assistant Secretary                                   General Counsel, joined
                                                                                  Lord Abbett in 1997.

A. EDWARD OBERHAUS, III     Vice President          Elected in 1996               Partner and Manager of
(12/21/1959)                                                                      Equity Trading, joined
                                                                                  Lord Abbett in 1983.

CHRISTINA T. SIMMONS        Vice President and      Elected in 2000               Assistant General
(11/12/1957)                Assistant Secretary                                   Counsel, joined Lord
                                                                                  Abbett in 1999, formerly
                                                                                  Assistant General Counsel
                                                                                  of Prudential Investments
                                                                                  from 1998 to 1999, prior
                                                                                  thereto Counsel of
                                                                                  Drinker, Biddle & Reath
                                                                                  LLP, a law firm.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

       NAME AND              CURRENT POSITION         LENGTH OF SERVICE           PRINCIPAL OCCUPATION
    (DATE OF BIRTH)            WITH COMPANY          OF CURRENT POSITION         DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------
BERNARD J. GRZELAK          Assistant Treasurer     Elected in 2003               Director of Fund
(6/12/1971)                                                                       Administration,
                                                                                  joined Lord Abbett
                                                                                  in 2003, formerly
                                                                                  Vice President,
                                                                                  Lazard Asset
                                                                                  Management from 2000
                                                                                  to 2003, prior
                                                                                  thereto Manager of
                                                                                  Deloitte & Touche
                                                                                  LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Company's Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities is available without charge, upon request, by calling 888-522-2388 or on Lord Abbett's web site at www.LordAbbett.com.

   TAX INFORMATION

   44.48% of the ordinary income distribution paid by the Fund during fiscal 2003 is qualifying dividend income. For corporate shareholders, only 70.62% of the Fund's ordinary income distribution qualified for the dividends received deduction.

   The above percentages are based upon the Funds' fiscal year end and may not agree to calendar year 2003 percentages.

[LORD ABBETT(R) LOGO]

This report when not used for the general information
   of shareholders of the Fund, is to be distributed
    only if preceded or accompanied by a current             Lord Abbett Research Fund, Inc.
                  Fund prospectus.                                  Lord Abbett America's Value Fund

 Lord Abbett Mutual Fund shares are distributed by:
          LORD ABBETT DISTRIBUTOR LLC                                                                          LAAMF-2-1103
90 Hudson Street - Jersey City, New Jersey 07302-3973                                                                (1/04)

[LORD ABBETT LOGO]

 2003
  ANNUAL
   REPORT

LORD ABBETT
GROWTH OPPORTUNITIES FUND

FOR THE YEAR ENDED NOVEMBER 30, 2003

--------------------------------------------------------------------------------
LORD ABBETT GROWTH OPPORTUNITIES FUND
ANNUAL REPORT
FOR THE YEAR ENDED NOVEMBER 30, 2003

DEAR SHAREHOLDERS: We are pleased to provide you with this twelve-month overview of the Lord Abbett Growth Opportunities Fund's strategies and performance for the fiscal year ended November 30, 2003. On this and the following pages, we discuss the major factors that influenced performance.

    Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN
--------------------------------------------------------------------------------

Q:  WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A: War and general geopolitical concerns had a negative effect on the psyche of businesses and consumers during the first part of the period. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate rose during the period, reaching 6.4% by June 2003. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

    In June, the Federal Reserve Board (the "Fed") cut interest rates by 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed is attempting a variety of measures to promote and sustain economic growth. Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar can translate into more competitive pricing for U.S. goods overseas. Additionally, imports can become more expensive and less attractive to the U.S. consumer, resulting in higher sales of American-made goods within the U.S. -- providing further stimulus for economic growth. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions.

    The U.S. economy continued to show signs of improvement during the third quarter of 2003, as domestic growth prospects and reported corporate profits improved. Further evidence of an economic recovery sparked the equity markets, adding to the market gains experienced in the second quarter. For the reporting period, major indices advanced, but concerns over future growth grew as the summer ended.

    As the economy entered the final months of 2003, early gross domestic product (GDP) numbers announced

--------------------------------------------------------------------------------

showed that the U.S. economy expanded by an 8.2% rate in the third quarter, well ahead of expectations and up from the 3.3% growth rate reported for the second quarter. In addition, productivity data, an important gauge for inflation, remained strong in the fourth quarter and can be an important signal that interest rates may remain low in the near term. As the period came to a close, October's employment report showed an increase of 126,000 jobs and the unemployment rate dropped to 5.9% in November -- an encouraging sign as the economy enters 2004.

Q:  HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30, 2003?

A: Lord Abbett Growth Opportunities Fund returned 24.0%. This reflects performance at the Net Asset Value (NAV) of Class A shares, with all distributions reinvested for the fiscal year ended November 30, 2003. The Fund underperformed the Russell Midcap(R) Growth Index,(1) which returned 32.6% over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, which reflect performance at the maximum 5.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions, as of November 30, 2003 are: 1 Year: 16.86%, 5 Years: 6.22% and Since Inception (8/1/95): 11.07%.

Q:  WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A: The Fund's largest detractor from relative performance was stock selection within the technology sector. Although the Fund's technology holdings had strong absolute returns, performance lagged the benchmark. In particular, certain holdings in the computer security category declined as a result of lower revenues and higher research and development and restructuring charges. Stock selection in the healthcare sector also detracted from relative performance, as certain facilities holdings declined due to persistent debt problems.

    During the Fund's fiscal year, strong stock selection within the financial services sector added to total returns. Stronger interest income and earnings growth in regional bank holdings helped performance. In addition, stock selection within the utilities sector added to performance, as strong year-over-year revenue increases and a better overall environment for communications companies helped Fund holdings.


(1) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. Indices are unmanaged, do not reflect the deductions of fees or expenses and are not available for direct investment.

--------------------------------------------------------------------------------

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of the Fund's management and the portfolio holdings described in this report are as of November 30, 2003; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's Prospectus.

PERFORMANCE: PERFORMANCE DATA QUOTED ABOVE IS HISTORICAL. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund's Prospectus.

The Fund is actively managed and, as a result, asset allocation may change. Sectors may include many industries.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END (AVAILABLE WITHIN SEVEN BUSINESS DAYS OF THE MOST RECENT MONTH END) BY CALLING LORD ABBETT AT 800-821-5129 OR REFER TO OUR WEBSITE AT www.LordAbbett.com.

FOR MORE COMPLETE INFORMATION ABOUT ANY LORD ABBETT MUTUAL FUND, INCLUDING RISKS, INVESTMENT OBJECTIVES, CHARGES AND ONGOING EXPENSES, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 888-522-2388 FOR A PROSPECTUS. AN INVESTOR SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap(R) Growth Index and the S&P MidCap 400/Barra Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

              THE FUND (CLASS A SHARES)  THE FUND (CLASS A SHARES)      RUSSELL MIDCAP(R)    S&P MIDCAP 400/
              AT NET ASSET VALUE         AT MAXIMUM OFFERING PRICE(1)   GROWTH INDEX(2)      BARRA GROWTH INDEX(2)
Jul 31, 95                   $  10,000                   $   9,425              $  10,000               $  10,000
Nov 30, 95                   $  10,180                   $   9,595              $  10,524               $  10,372
Nov 30, 96                   $  13,011                   $  12,263              $  12,581               $  12,207
Nov 30, 97                   $  16,771                   $  15,807              $  14,962               $  15,475
Nov 30, 98                   $  17,727                   $  16,708              $  16,190               $  17,732
Nov 30, 99                   $  26,598                   $  25,069              $  23,042               $  25,076
Nov 30, 00                   $  27,276                   $  25,708              $  22,662               $  28,352
Nov 30, 01                   $  24,857                   $  23,428              $  18,351               $  26,375
Nov 30, 02                   $  20,517                   $  19,337              $  14,718               $  23,209
Nov 30, 03                   $  25,439                   $  23,976              $  19,522               $  29,108

                              FISCAL YEAR-END 11/30

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE

                SALES CHARGE FOR THE YEAR ENDED NOVEMBER 30, 2003

                                          1 YEAR     5 YEARS  LIFE OF CLASS
                      CLASS A(3)           16.86%      6.22%         11.07%
                      CLASS B(4)           19.22%      6.71%         10.59%
                      CLASS C(5)           23.15%      6.82%         10.11%
                      CLASS P(6)           23.84%        --          -5.35%
                      CLASS Y(7)           24.24%      7.77%          7.52%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%.
(2) Performance for each unmanaged Index does not reflect transaction costs, management fees or sales charges. The performance of the indices is not necessarily representative of the Fund's performance. Performance of the indices begin on July 31, 1995.
(3) Class A shares were first offered on August 1, 1995. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2003, using the SEC-required uniform method to compute such return.
(4) Class B shares were first offered on October 16, 1998. Performance reflects the deduction of a CDSC of 4% for 1 year and 1% for 5 years and life of class.
(5) Class C shares were first offered on October 19, 1998. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(6) Class P shares commenced operations on August 15, 2000. Performance is at net asset value.
(7) Class Y shares were first offered on December 9, 1998. Performance is at net asset value.

SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2003

                                                                                 VALUE
INVESTMENTS                                                        SHARES         (000)
--------------------------------------------------------------------------------------
COMMON STOCKS 98.81%

AUTO COMPONENTS 1.28%
Paccar, Inc.                                                       97,600   $    7,828
                                                                            ----------

BANKS: OUTSIDE NEW YORK CITY 0.54%
Southwest Bancorp of
Texas, Inc.^                                                       86,800        3,318
                                                                            ----------

BIOTECHNOLOGY RESEARCH &
PRODUCTION 2.73%
Biogen Idec, Inc.*                                                125,200        4,780
Genzyme Corp.*                                                    226,900       10,605
NPS Pharmaceuticals, Inc.*^                                        42,800        1,292
                                                                            ----------
TOTAL                                                                           16,677
                                                                            ----------

CABLE TELEVISION SERVICES 1.58%
EchoStar Communications
Corp.*                                                            280,300        9,665
                                                                            ----------

COMMUNICATIONS TECHNOLOGY 1.55%
Avaya, Inc.*                                                      697,200        9,482
                                                                            ----------

COMPUTER SERVICES SOFTWARE &
SYSTEMS 8.55%
Amdocs Ltd.*(a)                                                   342,200        8,562
Business Objects S.A. ADR*^                                       160,600        5,477
Cognos, Inc.*^(a)                                                 198,400        6,654
Electronics for
Imaging, Inc.*^                                                   219,400        6,055
Informatica Corp.*                                                572,600        6,459
Intuit, Inc.*                                                     163,800        8,236
Macrovision Corp.*                                                290,500        6,652
Synopsys, Inc.*                                                   139,800        4,188
                                                                            ----------
TOTAL                                                                           52,283
                                                                            ----------

COMPUTER TECHNOLOGY 1.07%
Ingram Micro, Inc.*                                               449,700        6,557
                                                                            ----------

CONSUMER ELECTRONICS 1.69%
Activision, Inc.*                                                 353,000   $    5,401
Harman International
Industries, Inc.                                                   36,000        4,906
                                                                            ----------
TOTAL                                                                           10,307
                                                                            ----------

CONTAINERS & PACKAGING:
PAPER & PLASTIC 1.39%
Pactiv Corp.*                                                     377,900        8,480
                                                                            ----------

DIVERSIFIED FINANCIAL SERVICES 0.48%
CIT Group, Inc.                                                    84,500        2,947
                                                                            ----------

DIVERSIFIED PRODUCTION 1.41%
Danaher Corp.                                                     103,600        8,620
                                                                            ----------

DRUGS & PHARMACEUTICALS 8.96%
Allergan, Inc.                                                     31,600        2,361
AmerisourceBergen Corp.                                           111,924        7,084
Barr Laboratories, Inc.*                                           94,900        7,833
Cephalon, Inc.*^                                                  187,500        8,811
Gilead Sciences, Inc.*                                            173,200       10,163
ICOS Corp.*^                                                       74,900        3,385
Teva Pharmaceutical
Industries Ltd. ADR                                               126,300        7,608
Watson Pharmaceutical, Inc.*                                      159,100        7,500
                                                                            ----------
TOTAL                                                                           54,745
                                                                            ----------

ELECTRICAL EQUIPMENT &
COMPONENTS 1.19%
Molex, Inc.^                                                      227,100        7,304
                                                                            ----------

ELECTRONICS: SEMI-CONDUCTORS /
COMPONENTS 3.62%
Agere Systems, Inc.*                                            1,665,800        5,630
Integrated Circuit
Systems, Inc.*                                                    180,800        5,379
Jabil Circuit, Inc.*                                              265,100        7,293
Marvell Technology
Group*(a)                                                          96,400        3,807
                                                                            ----------
TOTAL                                                                           22,109
                                                                            ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOVEMBER 30, 2003

                                                                                 VALUE
INVESTMENTS                                                        SHARES         (000)
--------------------------------------------------------------------------------------
ELECTRONICS: TECHNOLOGY 1.71%
Kroll, Inc.*^                                                     260,700   $    6,244
Symbol Technologies, Inc.                                         302,200        4,216
                                                                            ----------
TOTAL                                                                           10,460
                                                                            ----------

ENGINEERING & CONTRACTING
SERVICES 1.20%
Jacobs Engineering
Group, Inc.*                                                      159,100        7,309
                                                                            ----------

FINANCE: SMALL LOAN 0.51%
SLM Corp.                                                          83,400        3,097
                                                                            ----------

FINANCIAL DATA PROCESSING
SERVICES & SYSTEMS 4.52%
Affiliated Computers
Services, Inc.*                                                   233,400       11,703
Alliance Data
Systems Corp.*                                                    226,700        6,796
Fiserv, Inc.*                                                     242,900        9,109
                                                                            ----------
TOTAL                                                                           27,608
                                                                            ----------

FINANCIAL MISCELLANEOUS 2.59%
Providian Financial Corp.*^                                       707,800        7,998
Radian Group, Inc.                                                158,700        7,832
                                                                            ----------
TOTAL                                                                           15,830
                                                                            ----------

HEALTH & PERSONAL CARE 4.30%
Anthem, Inc.*                                                     108,600        7,832
Omnicare, Inc.                                                    235,800        9,413
Province Healthcare Co.*^                                         590,049        9,045
                                                                            ----------
TOTAL                                                                           26,290
                                                                            ----------

HEALTHCARE MANAGEMENT
SERVICES 3.98%
Caremark Rx, Inc.*                                                537,400       14,349
Cerner Corp.*^                                                    223,200        9,961
                                                                            ----------
TOTAL                                                                           24,310
                                                                            ----------

HOMEBUILDING 1.36%
Pulte Homes, Inc.                                                  87,000   $    8,312
                                                                            ----------

INSURANCE: PROPERTY-CASUALTY 2.55%
Berkley Corp.                                                     142,150        4,854
Everest Re Group Ltd.(a)                                          130,600       10,734
                                                                            ----------
TOTAL                                                                           15,588
                                                                            ----------

INVESTMENT MANAGEMENT
COMPANIES 1.48%
Affiliated Managers
Group, Inc.*^                                                     136,200        9,057
                                                                            ----------

MACHINERY: OIL WELL EQUIPMENT &
SERVICES 2.89%
Patterson-UTI Energy, Inc.*                                       295,200        8,481
Rowan Cos., Inc.*                                                 434,400        9,196
                                                                            ----------
TOTAL                                                                           17,677
                                                                            ----------

MANUFACTURING 1.72%
Ingersoll-Rand Co.(a)                                             168,200       10,486
                                                                            ----------

MEDICAL & DENTAL INSTRUMENTS &
SUPPLIES 1.34%
Boston Scientific Corp.*                                          227,600        8,169
                                                                            ----------

MULTI-SECTOR COMPANIES 0.99%
ITT Industries, Inc.                                               92,200        6,078
                                                                            ----------

OIL: CRUDE PRODUCERS 2.47%
Westport Resources Corp.*^                                        291,600        7,902
XTO Energy, Inc.                                                  285,800        7,225
                                                                            ----------
TOTAL                                                                           15,127
                                                                            ----------

RADIO & TV BROADCASTERS 2.89%
Entercom Communications
Corp.*                                                            192,000        8,870
Univision
Communications, Inc.*^                                            243,100        8,771
                                                                            ----------
TOTAL                                                                           17,641
                                                                            ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
NOVEMBER 30, 2003

                                                                                 VALUE
INVESTMENTS                                                        SHARES         (000)
--------------------------------------------------------------------------------------
RENTAL & LEASING SERVICES:
COMMERCIAL 1.05%

United Rentals, Inc.*^                                            347,600   $    6,438
                                                                            ----------

RETAIL 11.33%
Advance Auto Parts*                                               144,200       11,770
American Eagle
Outfitters, Inc.*^                                                418,500        7,721
Dollar Tree Stores, Inc.*                                         301,800        9,582
GameStop Corp.*^                                                  179,960        2,906
Linens 'N Things, Inc.*                                           384,500       11,308
Michaels Stores, Inc.                                             227,700       10,759
MSC Industrial
Direct Co., Inc.                                                  249,600        6,574
Petco Animal
Supplies, Inc.*^                                                  258,700        8,656
                                                                            ----------
TOTAL                                                                           69,276
                                                                            ----------

SAVINGS & LOAN 2.36%
New York Community
Bancorp, Inc.^                                                    371,600       14,437
                                                                            ----------

SECURITIES BROKERAGE &
SERVICES 1.34%
Franklin Resources                                                171,800        8,217
                                                                            ----------

SERVICES: COMMERCIAL 5.58%
Ase Test Ltd.*^(a)                                                486,800        6,742
InterActiveCorp.*                                                 275,523        9,051
Iron Mountain, Inc.*                                              212,100        7,805
Kelly Services, Inc. Class A                                      171,300        4,879
Robert Half Int'l., Inc.*                                         252,000        5,610
                                                                            ----------
TOTAL                                                                           34,087
                                                                            ----------

TRUCKERS 3.20%
CNF Transportation, Inc.                                          225,900        7,550
Heartland Express, Inc.                                           212,300        5,153
Swift
Transportation Co., Inc.*                                         345,800        6,888
                                                                            ----------
TOTAL                                                                           19,591
                                                                            ----------

UTILITIES: TELECOMMUNICATIONS 1.41%
Nextel Partners, Inc.
Class A*^                                                         728,600   $    8,590
                                                                            ----------

TOTAL COMMON STOCKS
(Cost $495,265,892)                                                            603,997
                                                                            ==========

SHORT-TERM INVESTMENTS 15.93%

COLLATERAL FOR SECURITIES
ON LOAN 14.42%
State Street Navigator
Securities Lending Prime
Portfolio, 1.06%(b)                                            88,171,266       88,171
                                                                            ----------

                                                                PRINCIPAL
                                                                   AMOUNT
                                                                    (000)
                                                                    -----
REPURCHASE AGREEMENT 1.51%
Repurchase Agreement
dated 11/28/2003, 0.98%
due 12/1/2003 with State
Street Bank & Trust Co.
collateralized by
$9,335,000 of Federal
Home Loan Mortgage
Corp. at 2.15%
due 1/21/2005;
value $9,416,681;
proceeds: $9,232,600                                           $    9,232        9,232
                                                                            ----------

TOTAL SHORT-TERM INVESTMENTS
(Cost $97,403,112)                                                              97,403
                                                                            ==========

TOTAL INVESTMENTS 114.74%
(Cost $592,669,004)                                                         $  701,400
                                                                            ==========

  * Non-income producing security.
  ^ Security (or a portion of security) on loan. See Note 5.
(a) Foreign security traded in U.S. dollars.
(b) Rate shown reflects 7 day yield as of November 30, 2003.
ADR-American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2003

ASSETS:
   Investment in securities, at value (cost $592,669,004)                $   701,399,915
   Receivables:
     Interest and dividends                                                      124,052
     Investment securities sold                                                  719,239
     Capital shares sold                                                       4,962,042
   Prepaid expenses and other assets                                             196,842
----------------------------------------------------------------------------------------
   TOTAL ASSETS                                                              707,402,090
----------------------------------------------------------------------------------------
LIABILITIES:
   Payable upon return of securities on loan                                  88,171,266
   Payables:
     Investment securities purchased                                           6,618,538
     Capital shares reacquired                                                   326,264
     Management fee                                                              429,696
     12b-1 distribution fees                                                     258,556
     Administration fee                                                           19,186
     Directors' fees                                                                 284
     To Lord, Abbett & Co. LLC                                                    11,699
   Accrued expenses and other liabilities                                        287,806
----------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                          96,123,295
========================================================================================
NET ASSETS                                                               $   611,278,795
========================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $   616,172,827
Distributions in excess of net investment income                              (1,642,069)
Accumulated net realized loss on investments                                (111,982,874)
Net unrealized appreciation on investments                                   108,730,911
----------------------------------------------------------------------------------------
NET ASSETS                                                               $   611,278,795
========================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                           $   430,990,914
Class B Shares                                                           $    94,561,193
Class C Shares                                                           $    79,414,911
Class P Shares                                                           $     6,309,737
Class Y Shares                                                           $         2,040

OUTSTANDING SHARES BY CLASS:
Class A Shares                                                                24,110,225
Class B Shares                                                                 5,451,161
Class C Shares                                                                 4,579,321
Class P Shares                                                                   352,086
Class Y Shares                                                                    112.77

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                           $         17.88
Class A Shares-Maximum offering price
   (Net asset value plus sales charge of 5.75%)                          $         18.97
Class B Shares-Net asset value                                           $         17.35
Class C Shares-Net asset value                                           $         17.34
Class P Shares-Net asset value                                           $         17.92
Class Y Shares-Net asset value                                           $         18.09
========================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the Year Ended November 30, 2003

INVESTMENT INCOME:
Dividends                                                                $     1,220,132
Interest                                                                          78,107
Securities lending-net                                                            84,363
Foreign withholding tax                                                           (8,896)
----------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                        1,373,706
----------------------------------------------------------------------------------------
EXPENSES:
Management fees                                                                3,921,950
12b-1 distribution plan-Class A                                                1,218,479
12b-1 distribution plan-Class B                                                  749,309
12b-1 distribution plan-Class C                                                  617,953
12b-1 distribution plan-Class P                                                   15,050
Shareholder servicing                                                          1,769,556
Market data                                                                        1,893
Professional                                                                      41,923
Reports to shareholders                                                          134,505
Fund accounting                                                                    2,489
Fund administration                                                              162,063
Custody                                                                           23,124
Directors' fees                                                                    9,052
Registration                                                                      71,098
Other                                                                            122,315
----------------------------------------------------------------------------------------
Gross expenses                                                                 8,860,759
   Expense reductions                                                             (4,384)
----------------------------------------------------------------------------------------
NET EXPENSES                                                                   8,856,375
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                           (7,482,669)
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN:
Net realized gain on investments                                              15,583,052
Net change in unrealized appreciation/depreciation on investments             92,393,795
========================================================================================
NET REALIZED AND UNREALIZED GAIN                                             107,976,847
========================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $   100,494,178
========================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                          FOR THE YEAR ENDED     FOR THE YEAR ENDED
                                                                                NOVEMBER 30,           NOVEMBER 30,
INCREASE IN NET ASSETS                                                                  2003                   2002
OPERATIONS:
Net investment loss                                                      $        (7,482,669)   $        (6,229,499)
Net realized gain on investments                                                  15,583,052            (75,812,574)
Net change in unrealized appreciation/depreciation on investments                 92,393,795              4,428,652
-------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  100,494,178            (77,613,421)
===================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                                223,735,527            228,119,784
Cost of shares reacquired                                                        (86,690,765)          (112,652,849)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
   FROM CAPITAL SHARE TRANSACTIONS                                               137,044,762            115,466,935
===================================================================================================================
NET INCREASE IN NET ASSETS                                                       237,538,940             37,853,514
===================================================================================================================
NET ASSETS:
Beginning of year                                                                373,739,855            335,886,341
-------------------------------------------------------------------------------------------------------------------
END OF YEAR                                                              $       611,278,795    $       373,739,855
===================================================================================================================
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                         $        (1,642,069)   $        (1,123,709)
===================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                                  YEAR ENDED 11/30
                                                     ----------------------------------------------------------------------
                                                        2003           2002           2001           2000           1999
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                   $    14.42     $    17.47     $    19.17     $    18.89     $    12.58
                                                     ==========     ==========     ==========     ==========     ==========

Investment operations

  Net investment income (loss)(a)                          (.24)          (.23)          (.28)          (.25)           .04

  Net realized and unrealized gain (loss)                  3.70          (2.82)         (1.42)           .73           6.27
                                                     ----------     ----------     ----------     ----------     ----------
    Total from investment operations                       3.46          (3.05)         (1.70)           .48           6.31
                                                     ----------     ----------     ----------     ----------     ----------

Distributions to shareholders from:
  Net investment income                                       -              -              -           (.01)             -
  Net realized gain                                           -              -              -           (.19)             -
                                                     ----------     ----------     ----------     ----------     ----------
    Total distributions                                       -              -              -           (.20)             -
                                                     ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                         $    17.88     $    14.42     $    17.47     $    19.17     $    18.89
                                                     ==========     ==========     ==========     ==========     ==========
Total Return(b)                                           23.99%        (17.46)%        (8.87)%         2.55%         50.04%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and
    expense reductions                                     1.85%          1.80%          1.72%          1.49%           .41%
  Expenses, excluding waiver and
    expense reductions                                     1.85%          1.80%          1.72%          1.61%          1.64%
  Net investment income (loss)                            (1.53)%        (1.48)%        (1.48)%        (1.18)%          .25%

                                                                                  YEAR ENDED 11/30
                                                     ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2003           2002           2001           2000           1999
===========================================================================================================================
   Net assets, end of year (000)                     $  430,991     $  250,380     $  213,580     $  175,077     $   40,252
   Portfolio turnover rate                                78.58%         97.63%        101.15%        112.57%        104.87%
===========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                  YEAR ENDED 11/30
                                                     ----------------------------------------------------------------------
                                                        2003           2002           2001           2000           1999
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                   $    14.08     $    17.16     $    18.95     $    18.78     $    12.57
                                                     ==========     ==========     ==========     ==========     ==========

Investment operations

  Net investment loss(a)                                   (.32)          (.32)          (.39)          (.39)          (.06)

  Net realized and unrealized gain (loss)                  3.59          (2.76)         (1.40)           .75           6.27
                                                     ----------     ----------     ----------     ----------     ----------
    Total from investment operations                       3.27          (3.08)         (1.79)           .36           6.21
                                                     ----------     ----------     ----------     ----------     ----------

Distributions to shareholders from
  net realized gain                                           -              -              -           (.19)             -
                                                     ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                         $    17.35     $    14.08     $    17.16     $    18.95     $    18.78
                                                     ==========     ==========     ==========     ==========     ==========
Total Return(b)                                           23.22%        (17.95)%        (9.45)%         1.96%         49.32%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including waiver and
    expense reductions                                     2.44%          2.43%          2.35%          2.11%          1.07%
  Expenses, excluding waiver and
    expense reductions                                     2.44%          2.43%          2.35%          2.23%          2.30%
  Net investment loss                                     (2.12)%        (2.10)%        (2.11)%        (1.82)%         (.40)%

                                                                                  YEAR ENDED 11/30
                                                     ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2003           2002           2001           2000           1999
===========================================================================================================================
   Net assets, end of year (000)                     $   94,561     $   66,623     $   69,738     $   65,510     $   10,954
   Portfolio turnover rate                                78.58%         97.63%        101.15%        112.57%        104.87%
===========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                  YEAR ENDED 11/30
                                                     ----------------------------------------------------------------------
                                                        2003           2002           2001           2000           1999
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                   $    14.08     $    17.15     $    18.94     $    18.76     $    12.59
                                                     ==========     ==========     ==========     ==========     ==========

Investment operations

   Net investment loss(a)                                  (.32)          (.32)          (.39)          (.38)          (.06)

   Net realized and unrealized gain (loss)                 3.58          (2.75)         (1.40)           .75           6.23
                                                     ----------     ----------     ----------     ----------     ----------
     Total from investment operations                      3.26          (3.07)         (1.79)           .37           6.17
                                                     ----------     ----------     ----------     ----------     ----------

Distributions to shareholders from
   net realized gain                                          -              -              -           (.19)             -
                                                     ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF YEAR                         $    17.34     $    14.08     $    17.15     $    18.94     $    18.76
                                                     ==========     ==========     ==========     ==========     ==========
Total Return(b)                                           23.15%        (17.90)%        (9.45)%         1.96%         49.01%

RATIOS TO AVERAGE NET ASSETS
   Expenses, including waiver and
     expense reductions                                    2.44%          2.42%          2.37%          2.11%          1.07%
   Expenses, excluding waiver and
     expense reductions                                    2.44%          2.42%          2.37%          2.23%          2.30%
   Net investment loss                                    (2.12)%        (2.09)%        (2.14)%        (1.81)%         (.40)%

                                                                                  YEAR ENDED 11/30
                                                     ----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                      2003           2002           2001           2000           1999
===========================================================================================================================
   Net assets, end of year (000)                     $   79,415     $   55,115     $   52,272     $   49,656     $    8,438
   Portfolio turnover rate                                78.58%         97.63%        101.15%        112.57%        104.87%
===========================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                                 YEAR ENDED 11/30                 8/15/2000(c)
                                                     ----------------------------------------          TO
                                                        2003           2002           2001         11/30/2000
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                 $    14.47     $    17.53     $    19.23     $      21.48
                                                     ==========     ==========     ==========     ============

Investment operations

   Net investment loss(a)                                  (.25)          (.24)          (.28)            (.09)

   Net realized and unrealized gain (loss)                 3.70          (2.82)         (1.42)           (2.16)
                                                     ----------     ----------     ----------     ------------
     Total from investment operations                      3.45          (3.06)         (1.70)           (2.25)
                                                     ----------     ----------     ----------     ------------
NET ASSET VALUE, END OF PERIOD                       $    17.92     $    14.47     $    17.53     $      19.23
                                                     ==========     ==========     ==========     ============
Total Return(b)                                           23.84%        (17.46)%        (8.84)%         (10.47)%(d)

RATIOS TO AVERAGE NET ASSETS
   Expenses, including waiver and
     expense reductions                                    1.89%          1.88%          1.80%             .45%(d)
   Expenses, excluding waiver and
     expense reductions                                    1.89%          1.88%          1.80%             .49%(d)
   Net investment loss                                    (1.57)%        (1.55)%        (1.52)%           (.44)%(d)

                                                                 YEAR ENDED 11/30                 8/15/2000(c)
                                                     ----------------------------------------          TO
SUPPLEMENTAL DATA:                                      2003           2002           2001         11/30/2000
==============================================================================================================
   Net assets, end of period (000)                   $    6,310     $    1,620     $      294     $         44
   Portfolio turnover rate                                78.58%         97.63%        101.15%          112.57%
==============================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                          YEAR ENDED 11/30                        12/9/1998(c)
                                                     --------------------------------------------------------          TO
                                                        2003            2002           2001           2000         11/30/1999
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                 $    14.56      $    17.60     $    19.26     $    18.94     $      12.76
                                                     ==========      ==========     ==========     ==========     ============

Investment operations

   Net investment income (loss)(a)                         (.20)           (.19)          (.23)          (.14)             .09

   Net realized and unrealized gain (loss)                 3.73           (2.85)         (1.43)           .69             6.09
                                                     ----------      ----------     ----------     ----------     ------------
     Total from investment operations                      3.53           (3.04)         (1.66)           .55             6.18
                                                     ----------      ----------     ----------     ----------     ------------

Distributions to shareholders from:

   Net investment income                                      -               -              -           (.04)               -

   Net realized gain                                          -               -              -           (.19)               -
                                                     ----------      ----------     ----------     ----------     ------------
     Total distributions                                      -               -              -           (.23)               -
                                                     ----------      ----------     ----------     ----------     ------------
NET ASSET VALUE, END OF PERIOD                       $    18.09      $    14.56     $    17.60     $    19.26     $      18.94
                                                     ==========      ==========     ==========     ==========     ============

Total Return(b)                                           24.24%         (17.27)%        (8.62)%         2.89%           48.43%(d)

RATIOS TO AVERAGE NET ASSETS

   Expenses, including waiver and
     expense reductions                                    1.44%+          1.43%          1.35%          1.11%             .06%(d)
   Expenses, excluding waiver and
     expense reductions                                    1.44%+          1.43%          1.35%          1.23%            1.27%(d)
   Net investment income                                  (1.12)%+        (1.10)%        (1.10)%         (.66)%            .62%(d)

                                                                        YEAR ENDED 11/30                 12/9/1998(c)
                                                     ----------------------------------------------------     TO
SUPPLEMENTAL DATA:                                      2003         2002         2001         2000       11/30/1999
=====================================================================================================================
   Net assets, end of period (000)                   $        2   $        2   $        2   $        2   $          3
   Portfolio turnover rate                                78.58%       97.63%      101.15%      112.57%        104.87%
=====================================================================================================================

 +  The ratios have been determined on a Fund basis.
(a) Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Commencement of offering of class shares.
(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Research Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers one of the funds-Lord Abbett Growth Opportunities Fund (the "Fund"). The Fund's investment objective is capital appreciation.

The Fund offers five classes of shares: Classes A, B, C, P and Y, each with different expenses and dividends. A front-end sales charge is normally added to the NAV for Class A shares. There is no front-end sales charge in the case of the Class B, C, P and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months following any purchase made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION--Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sales price or, if no sales price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS--Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES--It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES--Expenses incurred by the Company that do not specifically relate to an individual fund are allocated to the funds within the Company on a pro rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, Class B, Class C and Class P shares bear all expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) SECURITIES LENDING--The Fund may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities loaned) as determined at the close of business on the preceding business day. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

(g) REPURCHASE AGREEMENTS--The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, U.S. government securities or government sponsored enterprises securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEE
The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund's investment portfolio. The management fee is based on the Fund's average daily net assets at an annual rate of .90%.

In addition, effective January 1, 2003, Lord Abbett began providing certain administrative services to the Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of the Fund's average daily net assets. This results in Lord Abbett paying fund accounting expenses that were previously charged to the Fund.

12b-1 DISTRIBUTION PLANS
The Fund has adopted a distribution plan with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                    CLASS A          CLASS B         CLASS C          CLASS P
--------------------------------------------------------------------------------
Service                   .25%             .25%            .25%             .20%
Distribution              .10%(1)(2)       .75%            .75%             .25%

(1) In addition, the Fund pays a one-time distribution fee of up to 1% on certain qualifying purchases, which is generally amortized over a two-year period. The Fund collected $20,509 of CDSCs during the year.

(2) In addition, until January 1, 2003, the Fund paid an incremental marketing expense of approximately .03% of the average daily net assets attributable to Class A.

Class Y does not have a distribution plan.

COMMISSIONS
Distributor received the following commissions on sales of Class A shares of the Fund, after concessions were paid to authorized dealers, for the year ended November 30, 2003:

DISTRIBUTOR        DEALERS'
COMMISSIONS     CONCESSIONS
---------------------------
 $  547,679     $ 3,031,729

One Director and certain of the Fund's officers have an interest in Lord Abbett.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from securities transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

As of November 30, 2003, the components of accumulated losses on a tax basis are as follows:

Undistributed ordinary income - net          $            -
-----------------------------------------------------------
   Total undistributed earnings                           -
Capital loss carryforwards*                    (112,904,485)
Temporary differences                               156,408
Unrealized gains - net                          107,854,045
-----------------------------------------------------------
   Total accumulated losses - net            $   (4,894,032)
-----------------------------------------------------------

* As of September 30, 2003, for the Fund's tax year end, the capital loss carryforwards along with the related expiration dates are as follows:

     2009                  2010                   2011                 TOTAL
--------------------------------------------------------------------------------
$  15,192,999         $  36,554,608          $  61,156,878        $  112,904,485

As of November 30, 2003, the Fund's aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

Tax cost                           $ 593,545,870
------------------------------------------------
Gross unrealized gain                111,361,844
Gross unrealized loss                 (3,507,799)
------------------------------------------------
   Net unrealized security gain    $ 107,854,045
-----------------------------------------------

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales, and other temporary tax adjustments.

Permanent items identified during the year ended November 30, 2003, have been reclassified among the components of net assets based on their tax basis treatment as follows:

  UNDISTRIBUTED
 DISTRIBUTIONS)
   IN EXCESS OF
 NET INVESTMENT          PAID-IN
         INCOME          CAPITAL
---------------------------------
$     6,964,309     $ (6,964,309)

5.   PORTFOLIO SECURITIES TRANSACTIONS

As of November 30, 2003, the value of securities loaned is $86,536,476. These loans are collateralized by cash of $88,171,266, which is invested in a restricted money market account. In connection with the securities lending program, State Street Bank and Trust Company ("SSB") received fees of $46,292 for the year ended November 30, 2003, which is netted against securities lending income on the Statement of Operations.

Purchases and sales of investment securities (other than short-term investments) for the year ended November 30, 2003 are as follows:

    PURCHASES                   SALES
--------------------------------------
$ 470,129,698            $ 329,416,299

There were no purchases or sales of U.S. Government securities for the year ended November 30, 2003.

6.   DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the Fund. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's expenses.

8.   LINE OF CREDIT

The Fund, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is an annual rate of .09%. At November 30, 2003, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the year ended November 30, 2003.

9.   CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company's custodian and accounting agent. SSB performs custodian, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund's net asset value.

10.  INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the stock market in general, and to the changing prospects of individual companies in which the Fund invests. The Fund has particular risks associated with growth stocks. Growth companies may grow faster than other companies, which may result in more volatility in their stock prices. In addition, if the Fund's assessment of a company's potential for growth or market condition is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests largely in mid-sized company stocks, which may be less able to weather economic shifts or other adverse developments than larger, more established companies. These factors can affect Fund performance.

11.  SUMMARY OF CAPITAL TRANSACTIONS

The Fund has authorized 150 million shares of $0.001 par value capital stock designated as follows: 50 million Class A shares; 30 million Class B shares, 20 million Class C shares, 20 million Class P shares and 30 million Class Y shares.

                                                               YEAR ENDED                        YEAR ENDED
                                                        NOVEMBER 30, 2003                 NOVEMBER 30, 2002
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES                                    SHARES           AMOUNT           SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                                   10,674,409    $ 170,500,182       10,439,961    $ 167,784,870
Shares reacquired                             (3,923,119)     (58,912,982)      (5,304,408)     (79,930,274)
-----------------------------------------------------------------------------------------------------------
Increase                                       6,751,290    $ 111,587,200        5,135,553    $  87,854,596
-----------------------------------------------------------------------------------------------------------

CLASS B SHARES
-----------------------------------------------------------------------------------------------------------
Shares sold                                    1,660,415    $  24,804,171        1,834,626    $  29,079,354
Shares reacquired                               (941,409)     (13,644,778)      (1,166,535)     (17,443,980)
-----------------------------------------------------------------------------------------------------------
Increase                                         719,006    $  11,159,393          668,091    $  11,635,374
-----------------------------------------------------------------------------------------------------------

CLASS C SHARES
Shares sold                                    1,562,453    $  23,537,109        1,835,174    $  29,103,488
Shares reacquired                               (898,259)     (13,063,207)        (967,096)     (14,620,853)
-----------------------------------------------------------------------------------------------------------
Increase                                         664,194    $  10,473,902          868,078    $  14,482,635
-----------------------------------------------------------------------------------------------------------

CLASS P SHARES
Shares sold                                      308,433    $   4,894,065          136,303    $   2,152,072
Shares reacquired                                (68,341)      (1,069,798)         (41,080)        (657,742)
-----------------------------------------------------------------------------------------------------------
Increase                                         240,092    $   3,824,267           95,223    $   1,494,330
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

12. SUBSEQUENT EVENT

At the January 22, 2004 meeting, the Board of Directors of the Fund approved a proposal to replace the Fund's current management fee of .90 of 1% of average daily net assets with the follwing schedule:

             .80 of 1% of the first $1 billion of average daily net assets, .75 of 1% of the next $1 billion, and .70 of 1% of the next $1 billion, and .65 of 1% of assets over $3 billion.

This change will be effective April 1, 2004.

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT RESEARCH FUND, INC. - LORD ABBETT GROWTH OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Lord Abbett Research Fund, Inc. - Lord Abbett Growth Opportunities Fund (the "Fund") as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Research Fund, Inc. - Lord Abbett Growth Opportunities Fund as of November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

New York, New York
January 23, 2004

BASIC INFORMATION ABOUT MANAGEMENT

The Company's Board of Directors is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his successor is elected and qualified or until his earlier resignation or removal, as provided in the Fund's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Fund's investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                              CURRENT POSITION
NAME, ADDRESS AND            LENGTH OF SERVICE          PRINCIPAL OCCUPATION                OTHER
DATE OF BIRTH                   WITH COMPANY           DURING PAST FIVE YEARS           DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
ROBERT S. DOW               Director and           Managing Partner and            N/A
Lord, Abbett & Co. LLC      Chairman since 1996    Chief Investment Officer
90 Hudson Street                                   of Lord Abbett since 1996
Jersey City, NJ
Date of Birth: 3/8/1945

INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                              CURRENT POSITION
NAME, ADDRESS AND            LENGTH OF SERVICE          PRINCIPAL OCCUPATION                OTHER
DATE OF BIRTH                   WITH COMPANY           DURING PAST FIVE YEARS           DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW           Director since 1996    Managing General Partner,       Currently serves as
Bigelow Media, LLC                                 Bigelow Media, LLC (since       director of Adelphia
41 Madison Ave.,                                   2000); Senior Adviser, Time     Communications, Inc.,
Suite 3810                                         Warner Inc. (1998 - 2000);      Crane Co., and Huttig
New York, NY                                       Acting Chief Executive          Building Products Inc.
Date of Birth: 10/22/1941                          Officer of Courtroom
                                                   Television Network (1997 -
                                                   1998); President and Chief
                                                   Executive Officer of Time
                                                   Warner Cable Programming,
                                                   Inc. (1991 - 1997).

                              CURRENT POSITION
NAME, ADDRESS AND            LENGTH OF SERVICE          PRINCIPAL OCCUPATION                OTHER
DATE OF BIRTH                   WITH COMPANY           DURING PAST FIVE YEARS           DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
WILLIAM H.T. BUSH           Director since 1998    Co-founder and Chairman of      Currently serves as
Bush-O'Donnell & Co.,                              the Board of the financial      director of Wellpoint
Inc.                                               advisory firm of                Health Network, Inc., DT
101 South Hanley Road                              Bush-O'Donnell & Company        Industries Inc., and
Suite 1250                                         (since 1986).                   Engineered Support
St. Louis, MO                                                                      Systems, Inc.
Date of Birth: 7/14/1938

ROBERT B. CALHOUN, JR.      Director since 1998    Managing Director of            Currently serves as
Monitor Clipper Partners                           Monitor Clipper Partners        director of Avondale,
650 Madison Ave., 9th Fl.                          (since 1997) and                Inc. and Interstate
New York, NY                                       President of Clipper            Bakeries Corp.
Date of Birth: 10/25/1942                          Asset Management Corp.
                                                   (since 1991), both
                                                   private equity investment
                                                   funds.

STEWART S. DIXON            Director since 1996;   Partner in the law firm         N/A
Wildman, Harrold,           retired 12/31/2002     of Wildman, Harrold,
Allen & Dixon                                      Allen & Dixon (since
225 W. Wacker Drive,                               1967).
Suite 2800
Chicago, IL
Date of Birth: 11/5/1930

FRANKLIN W. HOBBS           Director since 2001    Senior Advisor (since           Currently serves as
Houlihan Lokey                                     April 2003) and Former          director of Adolph Coors
Howard & Zukin                                     Chief Executive Officer         Company.
685 Third Ave.                                     of Houlihan Lokey Howard
New York, NY                                       & Zukin, an investment
Date of Birth: 7/30/1947                           bank (January 2002 -
                                                   April 2003); Chairman of
                                                   Warburg Dillon Read (1999
                                                   - 2001); Global Head of
                                                   Corporate Finance of SBC
                                                   Warburg Dillon Read (1997
                                                   - 1999); Chief Executive
                                                   Officer of Dillon, Read &
                                                   Co. (1994 - 1997).

C. ALAN MACDONALD           Director since 1996    Retired - General               Currently serves as
415 Round Hill Road                                Business and Governance         director of Fountainhead
Greenwich, CT                                      Consulting (since 1992);        Water Company, Lincoln
Date of Birth: 5/19/1933                           formerly President and          Snacks, H.J. Baker, and
                                                   CEO of Nestle Foods.            Seix Fund, Inc.*

                              CURRENT POSITION
NAME, ADDRESS AND            LENGTH OF SERVICE         PRINCIPAL OCCUPATION                OTHER
DATE OF BIRTH                   WITH COMPANY          DURING PAST FIVE YEARS           DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
THOMAS J. NEFF              Director since 1992    Chairman of Spencer             Currently serves as
Spencer Stuart                                     Stuart, an executive            director of Ace, Ltd.
277 Park Avenue                                    search consulting firm          and Exult, Inc.
New York, NY                                       (since 1996); President
Date of Birth: 10/2/1937                           of Spencer Stuart (1979 -
                                                   1996).

JAMES F. ORR, III           Director since 2002    President and CEO of            Currently serves as
80 Pinckney Street          Resigned 3/3/2003      LandingPoint Capital            Chairman of Rockefeller
Boston, MA                                         (since 2002); Chairman          Foundation, Director of
Date of Birth: 3/5/1943                            and CEO of United Asset         Nashua Corp. and
                                                   Management Corporation          SteelPoint Technologies.
                                                   (2000 to 2001); Chairman
                                                   and CEO of UNUM Provident
                                                   Corporation (1999 -
                                                   merger); Chairman and CEO
                                                   of UNUM Corporation (1988
                                                   - 1999).

----------
* Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Company's Chairman, CEO, and President and the Managing Partner of Lord Abbett.

                                ----------------

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

        NAME AND              CURRENT POSITION           LENGTH OF SERVICE         PRINCIPAL OCCUPATION
    (DATE OF BIRTH)             WITH COMPANY            OF CURRENT POSITION       DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------
ROBERT S. DOW               Chief Executive        Elected in 1996               Managing Partner and
(3/8/1945)                  Officer and                                          Chief Investment
                            President                                            Officer of Lord
                                                                                 Abbett since 1996.

SHOLOM DINSKY               Executive Vice         Elected in 2002               Partner and Large
(3/24/1944)                 President                                            Cap Value Investment
                                                                                 Manager, joined Lord
                                                                                 Abbett in 2000,
                                                                                 formerly Managing
                                                                                 Director of
                                                                                 Prudential Asset
                                                                                 Management, prior
                                                                                 thereto Director of
                                                                                 Equity Research and
                                                                                 Senior Vice
                                                                                 President at
                                                                                 Mitchell Hutchins
                                                                                 Asset Management.

        NAME AND              CURRENT POSITION           LENGTH OF SERVICE         PRINCIPAL OCCUPATION
    (DATE OF BIRTH)              WITH COMPANY           OF CURRENT POSITION       DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------
KEVIN P. FERGUSON           Executive Vice         Elected in 2001               Partner and Mid Cap
(10/3/1964)                 President                                            Growth Investment
                                                                                 Manager, joined Lord
                                                                                 Abbett in 1999,
                                                                                 formerly Portfolio
                                                                                 Manager/Senior Vice
                                                                                 President at Lynch &
                                                                                 Mayer, Inc.

ROBERT P. FETCH             Executive Vice         Elected in 1997               Partner and
(2/18/1953)                 President                                            Small-Cap Value
                                                                                 Senior Investment
                                                                                 Manager, joined Lord
                                                                                 Abbett in 1995.

ROBERT G. MORRIS            Executive Vice         Elected in 1996               Partner and Director
(11/6/1944)                 President                                            of Equity
                                                                                 Investments, joined
                                                                                 Lord Abbett in 1991.

ELI M. SALZMANN             Executive Vice         Elected in 1999               Partner and Director
(3/24/1964)                 President                                            of Institutional
                                                                                 Equity Investments,
                                                                                 joined Lord Abbett
                                                                                 in 1997.

CHRISTOPHER J. TOWLE        Executive Vice         Elected in 2001               Partner and
(10/12/1957)                President                                            Investment Manager,
                                                                                 joined Lord Abbett
                                                                                 in 1987.

EDWARD K. VON DER LINDE     Executive Vice         Elected in 2001               Partner and
(6/12/1960)                 President                                            Investment Manager,
                                                                                 joined Lord Abbett
                                                                                 in 1988.

TRACIE E. AHERN             Vice President and     Elected in 1999               Partner and Director
(1/12/1968)                 Treasurer                                            of Portfolio
                                                                                 Accounting and
                                                                                 Operations, joined
                                                                                 Lord Abbett in 1999,
                                                                                 prior thereto Vice
                                                                                 President - Head of
                                                                                 Fund Administration
                                                                                 of Morgan Grenfell.

JOAN A. BINSTOCK            Chief Financial        Elected in 1999               Partner and Chief
(3/4/1954)                  Officer and                                          Operations Officer,
                            Vice President                                       joined Lord Abbett
                                                                                 in 1999, prior
                                                                                 thereto Chief
                                                                                 Operating Officer of
                                                                                 Morgan Grenfell.

DANIEL E. CARPER            Vice President         Elected in 1993               Partner, joined
(1/22/1952)                                                                      Lord Abbett in 1979.

BASIC INFORMATION ABOUT MANAGEMENT (CONCLUDED)

        NAME AND              CURRENT POSITION           LENGTH OF SERVICE         PRINCIPAL OCCUPATION
    (DATE OF BIRTH)             WITH COMPANY            OF CURRENT POSITION       DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------
PAUL A. HILSTAD             Vice President and     Elected in 1995               Partner and General
(12/13/1942)                Secretary                                            Counsel, joined Lord
                                                                                 Abbett in 1995.

LAWRENCE H. KAPLAN          Vice President and     Elected in 1997               Partner and Deputy
(1/16/1957)                 Assistant Secretary                                  General Counsel,
                                                                                 joined Lord Abbett
                                                                                 in 1997.

A. EDWARD OBERHAUS, III     Vice President         Elected in 1996               Partner and Manager
(12/21/1959)                                                                     of Equity Trading,
                                                                                 joined Lord Abbett
                                                                                 in 1983.

CHRISTINA T. SIMMONS        Vice President and     Elected in 2000               Assistant General
(11/12/1957)                Assistant Secretary                                  Counsel, joined Lord
                                                                                 Abbett in 1999,
                                                                                 formerly Assistant
                                                                                 General Counsel of
                                                                                 Prudential
                                                                                 Investments from
                                                                                 1998 to 1999, prior
                                                                                 thereto Counsel of
                                                                                 Drinker, Biddle &
                                                                                 Reath LLP, a law
                                                                                 firm.

BERNARD J. GRZELAK          Assistant Treasurer    Elected in 2003               Director of Fund
(6/12/1971)                                                                      Administration,
                                                                                 joined Lord Abbett
                                                                                 in 2003, formerly
                                                                                 Vice President,
                                                                                 Lazard Asset
                                                                                 Management from 2000
                                                                                 to 2003, prior
                                                                                 thereto Manager of
                                                                                 Deloitte & Touche
                                                                                 LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Company's Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Fund's Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund's portfolio securities is available without charge, upon request, by calling 888-522-2388 or on Lord Abbett's web site at www.LordAbbett.com.

[LORD ABBETT(R) LOGO]

This report when not used for the general information
   of shareholders of the Fund, is to be distributed
    only if preceded or accompanied by a current             Lord Abbett Research Fund, Inc.
                  Fund prospectus.                                  Lord Abbett Growth Opportunities Fund

 Lord Abbett Mutual Fund shares are distributed by:
          LORD ABBETT DISTRIBUTOR LLC                                                                          LAGOF-2-1103
90 Hudson Street - Jersey City, New Jersey 07302-3973                                                                (1/04)

[LORD ABBETT LOGO]

2003
  ANNUAL
    REPORT
  LORD ABBETT
  LARGE-CAP RESEARCH FUND
  SMALL-CAP VALUE FUND

FOR THE YEAR ENDED NOVEMBER 30, 2003

--------------------------------------------------------------------------------
LORD ABBETT RESEARCH FUND ANNUAL REPORT
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2003

DEAR SHAREHOLDERS: We are pleased to provide you with this twelve-month overview of the Lord Abbett Research Fund's strategies and performance for the fiscal year ended November 30, 2003. On this and the following pages, we discuss the major factors that influenced performance.

    Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN
--------------------------------------------------------------------------------

Q.  WHAT WERE THE OVERALL MARKET CONDITIONS OF THE REPORTING PERIOD?

A. War and general geopolitical concerns had a negative effect on the psyche of businesses and consumers during the first part of the period. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate rose during the period, reaching 6.4% by June 2003. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances.

    In June, the Federal Reserve Board (the "Fed") cut interest rates by 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed is attempting a variety of measures to promote and sustain economic growth. Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar can translate into more competitive pricing for U.S. goods overseas. Additionally, imports can become more expensive and less attractive to the U.S. consumer, resulting in higher sales of American-made goods within the U.S.--providing further stimulus for economic growth. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions.

    The U.S. economy continued to show signs of improvement during the third quarter of 2003, as domestic growth prospects and reported corporate profits improved. Further evidence of an economic recovery sparked the equity markets, adding to the market gains experienced in the second quarter. For the reporting period, major indices advanced, but concerns over future growth grew as the summer ended.

    As the economy entered the final months of 2003, early gross domestic product (GDP) numbers announced showed

--------------------------------------------------------------------------------

that the U.S. economy expanded by an 8.2% rate in the third quarter, well ahead of expectations and up from the 3.3% growth rate reported for the second quarter. In addition, productivity data, an important gauge for inflation, remained strong in the fourth quarter and can be an important signal that interest rates may remain low in the near term. As the period came to a close, October's employment report showed an increase of 126,000 jobs and the unemployment rate dropped to 5.9% in November--an encouraging sign as the economy enters 2004.

LORD ABBETT LARGE-CAP RESEARCH FUND

Q.  HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30, 2003?

A. Lord Abbett Large-Cap Research Fund returned 17.0%. This reflects performance at the Net Asset Value (NAV) of Class A shares, with all distributions reinvested for the fiscal year ended November 30, 2003. The Fund underperformed the S&P 500/Barra Value Index,(1) which returned 17.7% over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, which reflect performance at the maximum 5.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions, as of November 30, 2003 are: 1 Year: 10.23%, 5 Years: 3.60% and 10 Years: 11.41%.

Q.  WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A. The Fund's largest detractor from performance was stock selection in the healthcare sector. Large pharmaceutical holdings in this sector hurt performance, as their net income dropped due to the decline in sales of top-selling drugs coming off patent protection. In addition, stock selection in the energy sector affected performance for the period, as weakness in the drilling market and higher expenses hurt Fund holdings.

    The largest benefit to performance was the Fund's decision to underweight the telecomm services sector. Although holdings offered negative returns during the period, the Fund's selections declined less than the benchmark, and thereby benefited performance. While this sector has shown signs of improvement, high debt levels and fierce competition continues to burden telecommunications companies. Stock selection in the industrials sector also added to Fund performance. As the economy has improved over 2003, industrials companies have benefited from renewed business activity and thus, higher sales. In addition, stock selection in the technology sector added to the Fund's performance.

--------------------------------------------------------------------------------

LORD ABBETT SMALL-CAP VALUE FUND

Q.  HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED NOVEMBER 30, 2003?

A. Lord Abbett Small-Cap Value Fund returned 35.7%. This reflects performance at the Net Asset Value (NAV) of Class A shares, with all distributions reinvested for the fiscal year ended November 30, 2003. The Russell 2000(R) Value Index,(2) returned 34.9% over the same period. STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS, which reflect performance at the maximum 5.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions, as of November 30, 2003 are: 1 Year: 27.85%, 5 Years: 14.34% and Since Inception (12/13/95): 15.03%

Q.  WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A. The largest benefit to performance was the Fund's strong stock selection within the materials and processing sector where healthy increases in net income from improved efficiencies benefited certain holdings. Stock selection within the healthcare sector also added to performance during the Fund's fiscal year. Specifically, certain holdings benefited from strong net income, increased military contracts and reduced debt balances. In addition, stock selection within the financial services sector helped performance during the Fund's fiscal year.

    The Fund's largest detractor from performance was stock selection in the consumer discretionary sector. Specifically, stocks of companies within the footwear category declined from lower gross margins and higher-than-expected expenses. In addition, stock selection within the energy sector hurt performance for the period, as weakness in the drilling market, expiring drilling contracts, and lower margins hurt stocks of companies in this sector.

--------------------------------------------------------------------------------

(1) The S&P 500/Barra Growth and Value Indices are constructed by dividing the stocks in an index according to a single attribute: price-to-book ratios. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The Value Index contains companies with lower price-to-book ratios; conversely, the Growth Index contains firms with higher price-to-book ratios. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

(2) The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Indices are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

IMPORTANT PERFORMANCE AND OTHER INFORMATION

The views of each Fund's management and the portfolio holdings described in this report are as of November 30, 2003; these views and portfolio holdings may have changed subsequent to this date and they do not guarantee the future performance of the markets or the Fund. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A NOTE ABOUT RISK: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund's Prospectus.

PERFORMANCE: PERFORMANCE DATA QUOTED ABOVE IS HISTORICAL. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in each Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund's Prospectus. Each Fund is actively managed and, as a result, asset allocation may change. Sectors may include many industries.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

YOU CAN OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END (AVAILABLE WITHIN SEVEN BUSINESS DAYS OF THE MOST RECENT MONTH END) BY CALLING LORD ABBETT AT 800-821-5129 OR REFER TO OUR WEBSITE AT www.LordAbbett.com.

FOR MORE COMPLETE INFORMATION ABOUT ANY LORD ABBETT MUTUAL FUND, INCLUDING RISKS, INVESTMENT OBJECTIVES, CHARGES AND ONGOING EXPENSES, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 888-522-2388 FOR A PROSPECTUS. AN INVESTOR SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

LARGE-CAP RESEARCH FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in both the S&P 500(R) Index and the S&P 500(R)/Barra Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

             THE FUND (CLASS A SHARES)   THE FUND (CLASS A SHARES)                            S&P 500(R)/BARRA
             AT NET ASSET VALUE          AT MAXIMUM OFFERING PRICE(1)   S&P 500(R) INDEX(2)   VALUE INDEX(2)
Nov 30, 93                   $  10,000                      $   9,425             $  10,000          $  10,000
94                           $  10,822                      $  10,200             $  10,104          $   9,983
95                           $  14,374                      $  13,547             $  13,835          $  13,471
96                           $  18,147                      $  17,103             $  17,689          $  17,170
97                           $  21,753                      $  20,502             $  22,730          $  21,477
98                           $  24,678                      $  23,259             $  28,112          $  24,320
99                           $  28,871                      $  27,211             $  33,985          $  27,350
00                           $  32,267                      $  30,411             $  32,547          $  28,630
01                           $  30,892                      $  29,116             $  28,573          $  26,180
02                           $  26,715                      $  25,179             $  23,856          $  22,187
03                           $  31,249                      $  29,452             $  27,453          $  26,110

                              FISCAL YEAR-END 11/30

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE

                SALES CHARGE FOR THE YEAR ENDED NOVEMBER 30, 2003

                                        1 YEAR     5 YEARS     10 YEARS    LIFE OF CLASS
                    CLASS A(3)           10.23%       3.60%       11.41%              --
                    CLASS B(4)           12.28%       4.01%          --             9.49%
                    CLASS C(5)           16.27%       4.22%          --             7.70%
                    CLASS P(6)           17.03%         --           --             2.05%
                    CLASS Y(7)           17.43%         --           --             2.07%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%
(2) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the indices, particularly that of the S&P 500(R) Index, is not necessarily representative of the Fund's performance.
(3) Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2003 using the SEC-required uniform method to compute such return.
(4) Class B shares were first offered on August 1, 1996. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the life of the class.
(5) Class C shares were first offered on April 1, 1997. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(6) Class P shares were first offered on April 28, 1999. Performance is at net asset value.
(7) Class Y shares were first offered on May 4, 1999. Performance is at net asset value.

SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

INVESTMENT COMPARISON

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000(R) Index and Russell 2000(R) Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[CHART]

              THE FUND (CLASS A SHARES)   THE FUND (CLASS A SHARES)      RUSSELL 2000(R)   RUSSELL 2000(R)
              AT NET ASSET VALUE          AT MAXIMUM OFFERING PRICE(1)   INDEX(2)          VALUE INDEX(2)
Dec 13, 95                    $  10,000                      $   9,425         $  10,000         $  10,000
Nov-1996                      $  12,824                      $  12,087         $  11,352         $  11,755
97                            $  17,683                      $  16,666         $  14,010         $  15,470
98                            $  15,612                      $  14,715         $  13,082         $  14,508
99                            $  16,992                      $  16,015         $  15,132         $  14,300
00                            $  21,309                      $  20,083         $  15,044         $  16,348
01                            $  24,530                      $  23,120         $  15,769         $  19,452
02                            $  23,863                      $  22,491         $  14,098         $  19,101
03                            $  32,375                      $  30,514         $  19,214         $  25,769

                              FISCAL YEAR-END 11/30

                AVERAGE ANNUAL TOTAL RETURN AT MAXIMUM APPLICABLE

                SALES CHARGE FOR THE YEAR ENDED NOVEMBER 30, 2003

                                      1 YEAR     5 YEARS      LIFE OF CLASS
                       CLASS A(3)      27.85%      14.34%             15.03%
                       CLASS B(4)      30.78%      14.85%             13.78%
                       CLASS C(5)      34.74%      14.98%             13.03%
                       CLASS P(6)      35.48%         --              14.32%
                       CLASS Y(7)      36.10%      16.10%             11.05%

(1) Reflects the deduction of the maximum initial sales charge of 5.75%
(2) Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the indices is not necessarily representative of the Fund's performance.
(3) Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended November 30, 2003 using the SEC-required uniform method to compute such return. Class A shares were first offered on December 13, 1995.
(4) Class B shares were first offered on November 15, 1996. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years and 0% for the life of the class.
(5) Class C shares were first offered on April 1, 1997. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.
(6) Class P shares were first offered on June 23, 1999. Performance is at net asset value.
(7) Class Y shares were first offered on December 30, 1997. Performance is at net asset value.

SCHEDULE OF INVESTMENTS
LARGE-CAP RESEARCH FUND NOVEMBER 30, 2003

                                                                           VALUE
INVESTMENTS                                                SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS 94.64%

AEROSPACE & DEFENSE 0.79%
Lockheed Martin Corp.                                      32,200   $      1,479
United Technologies Corp.                                  17,500          1,500
                                                                    ------------
TOTAL                                                                      2,979
                                                                    ------------

AIRLINES 1.03%
AMR Corp.*                                                 82,400          1,057
Southwest Airlines Co.                                    157,200          2,827
                                                                    ------------
TOTAL                                                                      3,884
                                                                    ------------

BEVERAGES 2.36%
Diageo plc ADR                                             49,500          2,503
PepsiCo, Inc.                                             134,100          6,453
                                                                    ------------
TOTAL                                                                      8,956
                                                                    ------------

CHEMICALS 4.50%
E.I. du Pont de
Nemours & Co.                                             124,800          5,174
Monsanto Co.                                               80,409          2,181
Potash Corp. of
Saskatchewan(a)                                            22,500          1,826
Praxair, Inc.                                              60,200          4,321
Rohm & Haas Co.                                            87,900          3,529
                                                                    ------------
TOTAL                                                                     17,031
                                                                    ------------

COMMERCIAL BANKS 10.81%
Bank of America Corp.                                      33,300          2,512
Bank of New York Co., Inc.                                110,900          3,402
Bank One Corp.                                            180,100          7,809
FleetBoston Financial Corp.                               120,700          4,901
Mellon Financial Corp.                                    217,700          6,270
U.S. Bancorp                                               99,500          2,757
Wachovia Corp.                                            153,600          7,027
Wells Fargo & Co.                                         109,600          6,283
                                                                    ------------
TOTAL                                                                     40,961
                                                                    ------------

COMMERCIAL SERVICES & SUPPLIES 1.03%
Waste Management, Inc.                                    133,000   $      3,912
                                                                    ------------

COMMUNICATIONS EQUIPMENT 2.66%
Corning, Inc.*                                            189,300          2,169
Motorola, Inc.                                            564,200          7,921
                                                                    ------------
TOTAL                                                                     10,090
                                                                    ------------

COMPUTERS & PERIPHERALS 4.49%
Apple Computer, Inc.*                                     435,620          9,113
EMC Corp.*                                                573,600          7,881
                                                                    ------------
TOTAL                                                                     16,994
                                                                    ------------

DIVERSIFIED FINANCIALS 6.09%
Citigroup, Inc.                                           219,100         10,306
J.P. Morgan Chase & Co.                                    98,300          3,476
MBNA Corp.                                                 73,800          1,810
Merrill Lynch & Co., Inc.                                  94,900          5,386
The Goldman Sachs
Group, Inc.                                                21,800          2,095
                                                                    ------------
TOTAL                                                                     23,073
                                                                    ------------

DIVERSIFIED TELECOMMUNICATION SERVICES 2.35%
BellSouth Corp.                                            75,900          1,976
SBC Communications, Inc.                                  123,000          2,863
Verizon
Communications, Inc.                                      124,000          4,064
                                                                    ------------
TOTAL                                                                      8,903
                                                                    ------------

ELECTRIC UTILITIES 2.37%
Constellation Energy
Group, Inc.                                                63,600          2,394
FPL Group, Inc.                                            22,400          1,424
Progress Energy, Inc.                                      81,000          3,549
Public Service Enterprise
Group, Inc.                                                39,300          1,612
                                                                    ------------
TOTAL                                                                      8,979
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE-CAP RESEARCH FUND NOVEMBER 30, 2003

                                                                           VALUE
INVESTMENTS                                                SHARES          (000)
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT 0.50%
Emerson Electric Co.                                       31,100   $      1,898
                                                                    ------------

ELECTRONIC EQUIPMENT &
INSTRUMENTS 0.96%
Agilent Technologies, Inc.*                                95,100          2,689
Solectron Corp.*                                          158,400            927
                                                                    ------------
TOTAL                                                                      3,616
                                                                    ------------

ENERGY EQUIPMENT & SERVICES 0.76%
Baker Hughes, Inc.                                         99,243          2,864
                                                                    ------------

FOOD PRODUCTS 3.29%
Archer-Daniels-Midland Co.                                124,200          1,775
General Mills, Inc.                                       101,800          4,582
Kellogg Co.                                                67,000          2,397
Kraft Foods, Inc. Class A                                 116,800          3,699
                                                                    ------------
TOTAL                                                                     12,453
                                                                    ------------

HEALTHCARE EQUIPMENT &
SUPPLIES 0.37%
Baxter Int'l., Inc.                                        50,100          1,394
                                                                    ------------

HEALTHCARE PROVIDERS &
SERVICES 1.09%
Cardinal Health, Inc.                                      49,900          3,051
Tenet Healthcare Corp.*                                    74,900          1,094
                                                                    ------------
TOTAL                                                                      4,145
                                                                    ------------

HOTELS, RESTAURANTS & LEISURE 0.10%
McDonald's Corp.                                           14,600            374
                                                                    ------------

HOUSEHOLD DURABLES 0.51%
Newell Rubbermaid, Inc.                                    85,100          1,946
                                                                    ------------

INDUSTRIAL CONGLOMERATES 2.49%
3M Co.                                                     51,600          4,078
Tyco Int'l., Ltd.(a)                                      233,800          5,366
                                                                    ------------
TOTAL                                                                      9,444
                                                                    ------------

INSURANCE 3.02%
American Int'l. Group, Inc.                               135,592   $      7,858
Hartford Financial
Group, Inc.                                                65,300          3,592
                                                                    ------------
TOTAL                                                                     11,450
                                                                    ------------

MACHINERY 5.91%
Caterpillar, Inc.                                          32,400          2,464
Deere & Co.                                               165,300         10,121
Dover Corp.                                                27,400          1,052
Eaton Corp.                                                65,900          6,787
Illinois Tool Works, Inc.                                  12,300            961
Parker - Hannifin Corp.                                    18,100            995
                                                                    ------------
TOTAL                                                                     22,380
                                                                    ------------

MEDIA 9.35%
Clear Channel Comm, Inc.                                  125,100          5,231
Comcast Corp.*                                            246,907          7,444
Gannett Co., Inc.                                          26,500          2,295
The Walt Disney Co.                                       403,000          9,305
Tribune Co.                                                69,600          3,400
Viacom, Inc.                                              196,850          7,740
                                                                    ------------
TOTAL                                                                     35,415
                                                                    ------------

METALS & MINING 3.87%
Alcoa, Inc.                                               247,500          8,120
Newmont Mining Corp.                                      135,700          6,533
                                                                    ------------
TOTAL                                                                     14,653
                                                                    ------------

MULTI-LINE RETAIL 1.61%
Target Corp.                                              157,500          6,098
                                                                    ------------

OFFICE ELECTRONICS 1.83%
Xerox Corp.*                                              570,300          6,946
                                                                    ------------

OIL & GAS 5.54%
Exxon Mobil Corp.                                         326,080         11,794
Total S.A. ADR                                            113,600          9,175
                                                                    ------------
TOTAL                                                                     20,969
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE-CAP RESEARCH FUND NOVEMBER 30, 2003

                                                                           VALUE
INVESTMENTS                                                SHARES          (000)
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS 2.48%
Bowater, Inc.                                              38,600   $      1,579
International Paper Co.                                   159,200          5,924
Weyerhaeuser Co.                                           33,100          1,887
                                                                    ------------
TOTAL                                                                      9,390
                                                                    ------------

PERSONAL PRODUCTS 0.70%
Gillette Co.                                               78,600          2,651
                                                                    ------------

PHARMACEUTICALS 5.31%
Abbott Laboratories                                        43,400          1,918
Merck & Co., Inc.                                          85,400          3,467
Novartis AG ADR                                           102,300          4,317
Schering-Plough Corp.                                     330,100          5,298
Wyeth                                                     129,300          5,094
                                                                    ------------
TOTAL                                                                     20,094
                                                                    ------------

ROAD & RAIL 1.52%
Canadian National Railway(a)                               23,080          1,370
CSX Corp.                                                 111,600          3,782
Union Pacific Corp.                                         9,200            586
                                                                    ------------
TOTAL                                                                      5,738
                                                                    ------------

SEMICONDUCTOR EQUIPMENT &
PRODUCTS 0.45%
Teradyne, Inc.*                                            67,390          1,696
                                                                    ------------

SPECIALTY RETAIL 3.11%
Limited Brands, Inc.                                      230,010          4,122
Staples, Inc.*                                             96,300          2,615
The Gap, Inc.                                             235,300          5,059
                                                                    ------------
TOTAL                                                                     11,796
                                                                    ------------

TEXTILES & APPAREL 1.39%
NIKE, Inc. Class B                                         78,500          5,279
                                                                    ------------
TOTAL COMMON STOCKS
(Cost $314,496,501)                                                      358,451
                                                                    ============

                                                        PRINCIPAL
                                                           AMOUNT          VALUE
INVESTMENTS                                                 (000)          (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 7.39%

REPURCHASE AGREEMENT 7.39%
Repurchase Agreement
dated 11/28/2003,
0.98% due 12/1/2003
with State Street Bank &
Trust Co. collateralized by
$28,430,000 of Federal
National Mortgage Assoc.
at 1.18% due 7/27/2004;
value $28,566,038;
proceeds: $28,006,545
(Cost $28,004,258)                                   $     28,004   $     28,004
                                                                    ============
TOTAL INVESTMENTS
102.03% (Cost $342,500,759)                                         $    386,455
                                                                    ============

  * Non-income producing security.
(a) Foreign security traded in U.S. dollars.
ADR-American Depository Receipt.

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS
SMALL-CAP VALUE FUND NOVEMBER 30, 2003

                                                                           VALUE
INVESTMENTS                                                SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS 95.72%

AEROSPACE 1.54%
Curtiss-Wright Corp.                                        7,900   $        647
Hexcel Corp.*                                               5,900             41
Moog, Inc. Class A*                                       205,050          8,920
Orbital Sciences Corp.*^                                  584,200          5,357
                                                                    ------------
TOTAL                                                                     14,965
                                                                    ------------

AGRICULTURE FISHING & RANCHING 1.30%
Delta & Pine Land Co.^                                    500,600         12,640
                                                                    ------------

AIR TRANSPORTATION 0.56%
Alaska Air Group, Inc.*^                                   92,500          2,660
Offshore Logistics, Inc.*^                                110,600          2,793
                                                                    ------------
TOTAL                                                                      5,453
                                                                    ------------

AUTO PARTS: AFTER MARKET 1.11%
Keystone Automotive
Industries, Inc.*^                                        192,100          4,682
TBC Corp.*                                                207,000          6,133
                                                                    ------------
TOTAL                                                                     10,815
                                                                    ------------

AUTO PARTS: ORIGINAL EQUIPMENT 2.05%
American Axle &
Mfg Holdings*                                             310,000         12,285
Borg Warner, Inc.                                          96,500          7,624
                                                                    ------------
TOTAL                                                                     19,909
                                                                    ------------

BANKS 0.52%
KNBT Bancorp, Inc.*^                                      300,030          5,077
                                                                    ------------

BANKS: OUTSIDE NEW YORK CITY 4.20%
Corus Bankshares, Inc.                                     80,000          4,984
Cullen/Frost Bankers, Inc.                                350,000         14,063
Doral Financial Corp.(a)                                  430,000         21,745
                                                                    ------------
TOTAL                                                                     40,792
                                                                    ------------

BUILDING: MATERIALS 2.20%
Hughes Supply, Inc.^                                      208,900          9,547
NCI Building Systems, Inc.*                               185,000   $      4,309
Simpson Manufacturing
Co., Inc.*                                                153,000          7,527
                                                                    ------------
TOTAL                                                                     21,383
                                                                    ------------

CHEMICALS 1.73%
OM Group, Inc.*^                                          540,000         13,073
Quaker Chemical Corp.                                     142,700          3,743
                                                                    ------------
TOTAL                                                                     16,816
                                                                    ------------

COMMUNICATIONS TECHNOLOGY 0.08%
Bel Fuse, Inc. Class B                                     26,200            760
                                                                    ------------

COMPUTER SERVICES SOFTWARE &
SYSTEMS 5.40%
Aspen Technology, Inc.*^                                  281,412          2,164
Datastream Systems, Inc.*                                 432,040          3,219
Electronics for
Imaging, Inc.*^                                           625,000         17,250
Mercury Computer
Systems, Inc.*^                                           276,800          6,629
MICROS Systems, Inc.*                                     369,700         15,993
OpticNet, Inc.*~                                           81,550              1
Reynolds & Reynolds                                       260,000          7,213
                                                                    ------------
TOTAL                                                                     52,469
                                                                    ------------

COMPUTER TECHNOLOGY 1.58%
Analogic Corp.                                             36,400          1,529
Concurrent
Computer Corp.*                                           622,600          2,509
Zebra Technologies
Corp. Class A*                                            178,000         11,315
                                                                    ------------
TOTAL                                                                     15,353
                                                                    ------------

CONSUMER ELECTRONICS 1.28%
Take-Two Interactive
Software, Inc.*^                                          375,000         12,413
                                                                    ------------

CONSUMER PRODUCTS 1.55%
Yankee Candle, Co.*                                       510,000         15,055
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL-CAP VALUE FUND NOVEMBER 30, 2003

                                                                           VALUE
INVESTMENTS                                                SHARES          (000)
--------------------------------------------------------------------------------
COPPER 1.19%
Mueller Industries, Inc.*                                 359,000   $     11,603
                                                                    ------------

DIVERSIFIED MANUFACTURING 0.31%
CLARCOR, Inc.                                              68,700          3,008
                                                                    ------------

DRUG & GROCERY STORE CHAINS 1.23%
Casey's General Stores, Inc.                              683,300         11,937
                                                                    ------------

DRUGS & PHARMACEUTICALS 0.05%
Parexel Int'l Corp.*                                       23,700            438
                                                                    ------------

ELECTRICAL EQUIPMENT &
COMPONENTS 1.27%
Ametek, Inc.                                               55,300          2,616
Technitrol, Inc.*                                         410,000          9,754
                                                                    ------------
TOTAL                                                                     12,370
                                                                    ------------

ELECTRONICS 2.38%
BEI Technologies, Inc.^                                   693,600         12,256
Methode Electronics, Inc.                                 161,400          2,071
Vishay
Intertechnology, Inc.*                                    419,800          8,820
                                                                    ------------
TOTAL                                                                     23,147
                                                                    ------------

ELECTRONICS: INSTRUMENTS GAUGES &
METERS 1.15%
Dionex Corp.*^                                            239,000         11,228
                                                                    ------------

ELECTRONICS: MEDICAL SYSTEMS 0.90%
Haemonetics
Corp. of Mass*                                            385,000          8,793
                                                                    ------------

ELECTRONICS: TECHNOLOGY 3.87%
Intermagnetics
General Corp.*^                                           634,000         14,284
Scansource, Inc.*^                                        534,000         23,357
                                                                    ------------
TOTAL                                                                     37,641
                                                                    ------------

ENGINEERING & CONTRACTING SERVICES 1.00%
Dycom Industries, Inc.*                                    42,500          1,078
Quanta Services, Inc.*^                                   213,500   $      1,633
URS Corp.*^                                               309,300          7,052
                                                                    ------------
TOTAL                                                                      9,763
                                                                    ------------

FINANCE COMPANIES 0.34%
Quanta Capital Holdings                                   325,000          3,315
                                                                    ------------

FINANCIAL MISCELLANEOUS 0.04%
Financial Federal Corp.*^                                  11,900            391
                                                                    ------------

FOODS 1.31%
Smithfield Foods, Inc.*                                   542,300         12,717
                                                                    ------------

FOREST PRODUCTS 0.50%
Universal Forest Products                                 158,500          4,825
                                                                    ------------

FUNERAL PARLORS & CEMETERY 0.72%
Stewart
Enterprises, Inc.*^                                     1,500,000          7,005
                                                                    ------------

HEALTHCARE FACILITIES 2.43%
Manor Care, Inc.                                          385,000         13,598
Pharm Product
Development, Inc.*                                        337,000         10,002
                                                                    ------------
TOTAL                                                                     23,600
                                                                    ------------

HEALTHCARE MANAGEMENT
SERVICES 2.42%
Sierra Health
Services, Inc.*^                                          858,500         23,523
                                                                    ------------

HOTEL/MOTEL 1.16%
The Marcus Corp.                                          753,800         11,269
                                                                    ------------

HOUSEHOLD FURNISHINGS 0.74%
Blyth, Inc.                                               170,000          5,108
Libbey, Inc.^                                              73,000          2,140
                                                                    ------------
TOTAL                                                                      7,248
                                                                    ------------

IDENTIFICATION CONTROL & FILTER
DEVICES 0.49%
IDEX Corp.^                                               119,700          4,726
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL-CAP VALUE FUND NOVEMBER 30, 2003

                                                                           VALUE
INVESTMENTS                                              SHARES            (000)
--------------------------------------------------------------------------------
INSURANCE: MULTI-LINE 0.73%
Markel Corp.*^                                           27,500    $       7,074
                                                                   -------------

INSURANCE: PROPERTY-CASUALTY 3.75%
Odyssey Re Holdings Corp.^                              766,200           17,538
Philadelphia Cons.
Holding Corp.*                                           95,000            4,810
Selective Insurance
Group, Inc.^                                            316,000           10,242
The Navigators
Group, Inc.*                                            120,000            3,817
                                                                   -------------
TOTAL                                                                     36,407
                                                                   -------------

MACHINERY: ENGINES 1.81%
Briggs & Stratton Corp.                                 260,000           17,550
                                                                   -------------

MACHINERY: INDUSTRIAL/SPECIALTY 2.16%
Tennant Co.                                             270,000           11,642
Woodward Governor Co.^                                  187,000            9,328
                                                                   -------------
TOTAL                                                                     20,970
                                                                   -------------

MACHINERY: OIL WELL EQUIPMENT &
SERVICES 3.29%
Grant Prideco, Inc.*                                    775,000            9,029
Grey Wolf, Inc.*                                      2,500,000            8,475
Helmerich & Payne, Inc.                                 300,000            7,230
Pride Int'l., Inc.*                                     455,000            7,257
                                                                   -------------
TOTAL                                                                     31,991
                                                                   -------------

MACHINERY: SPECIALTY 0.69%
JLG Industries, Inc.^                                   445,000            6,693
                                                                   -------------

MEDICAL & DENTAL INSTRUMENTS &
SUPPLIES 3.11%
ICU Medical, Inc.*^                                     280,000            9,545
Molecular Devices Corp.*^                               349,300            6,927
Varian, Inc.*                                           340,000           13,790
                                                                   -------------
TOTAL                                                                     30,262
                                                                   -------------

MEDICAL SERVICES 1.39%
Covance, Inc.*                                          516,000           13,483
                                                                   -------------

METAL FABRICATING 2.42%
Maverick Tube Corp.*                                    200,000    $       3,696
Quanex Corp.                                            502,000           19,844
                                                                   -------------
TOTAL                                                                     23,540
                                                                   -------------

METALS & MINERALS MISCELLANEOUS 2.71%
Graftech
International Ltd.*                                   1,600,000           18,944
Minerals Technologies, Inc.                             138,000            7,376
                                                                   -------------
TOTAL                                                                     26,320
                                                                   -------------

MISCELLANEOUS MATERIALS &
PROCESSING 2.38%
Rogers Corp.*                                           528,200           23,188
                                                                   -------------

MULTI-SECTOR COMPANIES 0.79%
Trinity Industries, Inc.^                               295,000            7,655
                                                                   -------------

OFFSHORE DRILLING 0.12%
Atwood Oceanics, Inc.*^                                  45,000            1,156
                                                                   -------------

OIL: CRUDE PRODUCERS 2.78%
Chesapeake Energy Corp.^                                406,000            4,953
Patina Oil & Gas Corp.^                                 213,462            9,580
Westport Resources Corp.*^                              460,000           12,466
                                                                   -------------
TOTAL                                                                     26,999
                                                                   -------------

PUBLISHING: NEWSPAPERS 1.13%
Journal Register Co.*                                   550,000           10,973
                                                                   -------------

REAL ESTATE INVESTMENT TRUSTS 3.50%
Brandywine Realty Trust                                  99,600            2,694
EastGroup Properties, Inc.                              302,300            9,417
Glenborough
Realty Trust, Inc.                                      201,600            3,961
Nationwide
Health Properties^                                      570,000           10,380
Prentiss Properties Trust                               180,000            5,715
SL Green Realty Corp.                                    50,000            1,868
                                                                   -------------
TOTAL                                                                     34,035
                                                                   -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONCLUDED)
SMALL-CAP VALUE FUND NOVEMBER 30, 2003

                                                                           VALUE
INVESTMENTS                                              SHARES            (000)
--------------------------------------------------------------------------------
RESTAURANTS 0.39%
CKE Restaurants*^                                       535,600    $       3,749
                                                                   -------------
RETAIL 3.72%
Barnes & Noble, Inc.*^                                  310,000           10,286
Brookstone, Inc.*                                        33,000              783
Marinemax, Inc.*                                        167,100            3,175
Pier 1 Imports, Inc.                                    860,000           21,930
                                                                   -------------
TOTAL                                                                     36,174
                                                                   -------------

SAVINGS & LOAN 1.94%
Bank Mutual Corp.                                       271,129            3,129
W Holding
Company, Inc.(a)                                        238,754            6,315
Webster Financial Corp.                                 205,000            9,399
                                                                   -------------
TOTAL                                                                     18,843
                                                                   -------------

SERVICES: COMMERCIAL 0.63%
Casella Waste Systems, Inc.*                            455,000            6,097
                                                                   -------------

SHIPPING 1.23%
Kirby Corp.*                                            400,000           12,000
                                                                   -------------

SHOES 0.34%
Skechers USA,
Inc.-Class A*^                                          447,300            3,323
                                                                   -------------

TELECOMMUNICATIONS
EQUIPMENT 1.38%
Arris Group, Inc.*^                                     503,500            3,248
C-Cor.Net Corp.*                                        864,955           10,206
                                                                   -------------
TOTAL                                                                     13,454
                                                                   -------------

TEXTILES APPAREL MANUFACTURERS 1.19%
Genesco, Inc.*^                                          50,100              812
Perry Ellis Int'l, Inc.*^                               215,000            5,216
Warnaco Group, Inc.*                                    360,000            5,555
                                                                   -------------
TOTAL                                                                     11,583
                                                                   -------------

TOYS 1.25%
Hasbro, Inc.                                            547,900           12,114
                                                                   -------------

TRUCKERS 0.34%
P.A.M. Transportation Svcs.*                            170,000    $       3,324
                                                                   -------------

UTILITIES: WATER 1.95%
Philadelphia
Suburban Corp.                                          700,000           18,956
                                                                   -------------

TOTAL COMMON STOCKS
(Cost $695,025,713)                                                      930,360
                                                                   =============

SHORT-TERM INVESTMENTS 17.25%

COLLATERAL FOR SECURITIES ON LOAN 12.19%
State Street Navigator
Securities Lending
Prime Portfolio, 1.06%(b)                           118,428,282          118,428
                                                                   -------------

                                                      PRINCIPAL
                                                         AMOUNT
                                                          (000)
                                                          -----
REPURCHASE AGREEMENT 5.06%
Repurchase Agreement
dated 11/28/2003,
0.98% due 12/1/2003 with
State Street Bank &
Trust Co. collateralized by
$2,285,000 of Federal
Home Loan Mortgage
Corp. at zero coupon
due 11/12/2004, and
$47,060,000 of Federal
National Mortgage Assoc.
at 4.875% due 4/16/2004;
value $50,195,956;
proceeds: $49,210,458                             $      49,207           49,207
                                                                   -------------

TOTAL SHORT-TERM INVESTMENTS
(Cost $167,634,722)                                                      167,635
                                                                   -------------

TOTAL INVESTMENTS
112.97% (Cost $862,660,435)                                        $   1,097,995
                                                                   -------------

   * Non-income producing security.
   ^ Security (or a portion of security) on loan. See Note 5.
   ~ Fair Valued Security . See Note 2a.
 (a) Foreign security traded in U.S. dollars.
 (b) Rate shown reflects seven day yield as of November 30, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES
November 30, 2003

                                                                               LARGE-CAP          SMALL-CAP
                                                                           RESEARCH FUND         VALUE FUND
ASSETS:
  Investment in securities, at cost                                      $   342,500,759    $   862,660,435
-----------------------------------------------------------------------------------------------------------
  Investment in securities, at value                                     $   386,455,256    $ 1,097,995,420
  Receivables:
    Interest and dividends                                                       586,232            786,081
    Investment securities sold                                                         -          4,091,647
    Capital shares sold                                                        2,194,848          1,258,386
  Prepaid expenses and other assets                                               18,905            210,212
-----------------------------------------------------------------------------------------------------------
  TOTAL ASSETS                                                               389,255,241      1,104,341,746
-----------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable upon return of securities on loan                                            -        118,428,282
  Payables:
    Investment securities purchased                                            9,505,149         11,993,062
    Capital shares reacquired                                                    383,018            704,286
    Management fees                                                              225,809            578,586
    12b-1 distribution fees                                                      167,263            376,655
    Administration fees                                                           12,031             30,747
    Directors' fees                                                               13,221             40,296
    To affiliate                                                                       -              1,707
  Accrued expenses and other liabilities                                         170,991            267,755
-----------------------------------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                           10,477,482        132,421,376
===========================================================================================================
NET ASSETS                                                               $   378,777,759    $   971,920,370
===========================================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $   345,582,456    $   672,572,694
Undistributed (distributions in excess of) net investment income                 468,998            (40,296)
Accumulated net realized gain (loss) on investments                          (11,228,192)        64,052,987
Net unrealized appreciation on investments                                    43,954,497        235,334,985
-----------------------------------------------------------------------------------------------------------
NET ASSETS                                                               $   378,777,759    $   971,920,370
===========================================================================================================
NET ASSETS BY CLASS:
Class A Shares                                                           $   261,230,711    $   510,582,345
Class B Shares                                                           $    80,541,536    $   182,436,635
Class C Shares                                                           $    36,778,283    $    81,967,191
Class P Shares                                                           $       152,469    $    47,470,833
Class Y Shares                                                           $        74,760    $   149,463,366
OUTSTANDING SHARES BY CLASS:
Class A Shares                                                                10,499,273         19,900,897
Class B Shares                                                                 3,346,752          7,466,064
Class C Shares                                                                 1,523,153          3,351,059
Class P Shares                                                                     6,096          1,853,886
Class Y Shares                                                                     2,999          5,699,089
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                           $         24.88    $         25.66
Class A Shares-Maximum offering price
  (Net asset value plus sales charge of 5.75%)                           $         26.40    $         27.23
Class B Shares-Net asset value                                           $         24.07    $         24.44
Class C Shares-Net asset value                                           $         24.15    $         24.46
Class P Shares-Net asset value                                           $         25.01    $         25.61
Class Y Shares-Net asset value                                           $         24.93    $         26.23
===========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS
For the Year Ended November 30, 2003

                                                                               LARGE-CAP          SMALL-CAP
                                                                           RESEARCH FUND         VALUE FUND
INVESTMENT INCOME:
Dividends                                                                $     5,608,480    $     6,370,440
Interest                                                                         115,791            330,714
Securities lending-net                                                                 -            131,750
Foreign withholding tax                                                          (27,252)           (34,682)
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                        5,697,019          6,798,222
-----------------------------------------------------------------------------------------------------------
EXPENSES:
Management fees                                                                2,336,781          5,367,791
12b-1 distribution plan-Class A                                                  745,182          1,384,236
12b-1 distribution plan-Class B                                                  709,392          1,542,484
12b-1 distribution plan-Class C                                                  325,909            693,262
12b-1 distribution plan-Class P                                                      177            111,353
Shareholder servicing                                                            775,882          1,339,564
Market data                                                                        1,787              2,083
Professional                                                                      31,790             67,679
Reports to shareholders                                                           71,263            145,056
Fund accounting                                                                    2,144              3,778
Fund administration                                                              114,727            261,342
Custody                                                                           25,165             52,885
Directors' fees                                                                    8,567             17,518
Registration                                                                      70,342             73,543
Subsidy (see Note 3)                                                                   -            184,837
Other                                                                                  -            113,310
-----------------------------------------------------------------------------------------------------------
Gross expenses                                                                 5,219,108         11,360,721
  Expense reductions                                                              (3,189)            (7,138)
-----------------------------------------------------------------------------------------------------------
NET EXPENSES                                                                   5,215,919         11,353,583
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                     481,100         (4,555,361)
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments                                       (4,393,899)        69,175,832
Net change in unrealized appreciation/depreciation on investments             54,245,352        172,512,238
===========================================================================================================
NET REALIZED AND UNREALIZED GAIN                                              49,851,453        241,688,070
===========================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $    50,332,553    $   237,132,709
===========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended November 30, 2003

                                                                               LARGE-CAP          SMALL-CAP
INCREASE IN NET ASSETS                                                     RESEARCH FUND         VALUE FUND
OPERATIONS:
Net investment income (loss)                                             $       481,100    $    (4,555,361)
Net realized gain (loss) on investments                                       (4,393,899)        69,175,832
Net change in unrealized appreciation/depreciation on investments             54,245,352        172,512,238
-----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          50,332,553        237,132,709
===========================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain
  Class A                                                                              -        (21,303,825)
  Class B                                                                              -        (10,485,449)
  Class C                                                                              -         (4,705,031)
  Class P                                                                              -           (978,096)
  Class Y                                                                              -         (5,696,400)
-----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                                    -        (43,168,801)
===========================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                             83,059,077        235,550,069
Reinvestment of distributions                                                          -         30,366,101
Cost of shares reacquired                                                    (58,728,763)      (133,000,120)
-----------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                                   24,330,314        132,916,050
===========================================================================================================
NET INCREASE IN NET ASSETS                                                    74,662,867        326,879,958
===========================================================================================================
NET ASSETS:
Beginning of year                                                            304,114,892        645,040,412
-----------------------------------------------------------------------------------------------------------
END OF YEAR                                                              $   378,777,759    $   971,920,370
===========================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
  NET INVESTMENT INCOME                                                  $       468,998    $       (40,296)
===========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
For the Year Ended November 30, 2002

                                                                               LARGE-CAP          SMALL-CAP
DECREASE IN NET ASSETS                                                     RESEARCH FUND         VALUE FUND
OPERATIONS:
Net investment loss                                                      $      (105,790)   $    (3,681,589)
Net realized gain (loss) on investments                                       (5,506,288)        42,693,430
Net change in unrealized appreciation/depreciation on investments            (45,768,769)       (59,636,095)
-----------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                         (51,380,847)       (20,624,254)
===========================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain
  Class A                                                                     (1,436,317)       (21,061,000)
  Class B                                                                       (530,284)       (10,043,006)
  Class C                                                                       (232,677)        (4,478,515)
  Class P                                                                             (7)          (223,801)
  Class Y                                                                             (7)        (3,995,570)
-----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                           (2,199,292)       (39,801,892)
===========================================================================================================
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                             73,825,156        158,646,643
Reinvestment of distributions                                                  1,875,757         25,567,955
Cost of shares reacquired                                                    (74,700,741)      (216,693,621)
-----------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                                    1,000,172        (32,479,023)
===========================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS                                        (52,579,967)       (92,905,169)
===========================================================================================================
NET ASSETS:
Beginning of year                                                            356,694,859        737,945,581
-----------------------------------------------------------------------------------------------------------
END OF YEAR                                                              $   304,114,892    $   645,040,412
===========================================================================================================
DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                         $       (12,102)   $       (38,022)
===========================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
LARGE-CAP RESEARCH FUND

                                                                                     YEAR ENDED 11/30
                                                         -----------------------------------------------------------------------
                                                             2003           2002           2001           2000           1999
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                       $     21.27    $     24.75    $     26.83    $     25.32    $     21.91
                                                         ===========    ===========    ===========    ===========    ===========
Investment operations
  Net investment income(a)                                       .08            .04            .06            .11            .08
  Net realized and unrealized gain (loss)                       3.53          (3.37)         (1.14)          2.74           3.60
                                                         -----------    -----------    -----------    -----------    -----------
    Total from investment operations                            3.61          (3.33)         (1.08)          2.85           3.68
                                                         -----------    -----------    -----------    -----------    -----------
Distributions to shareholders from:
  Net investment income                                            -              -           (.09)          (.03)          (.10)
  Net realized gain                                                -           (.15)          (.91)         (1.31)          (.17)
                                                         -----------    -----------    -----------    -----------    -----------
    Total distributions                                            -           (.15)         (1.00)         (1.34)          (.27)
                                                         -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF YEAR                             $     24.88    $     21.27    $     24.75    $     26.83    $     25.32
                                                         ===========    ===========    ===========    ===========    ===========
Total Return(b)                                                16.97%        (13.52)%        (4.26)%        11.75%         16.99%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions                                                  1.46%          1.45%          1.45%          1.54%          1.43%
  Expenses, excluding expense
    reductions                                                  1.46%          1.45%          1.45%          1.54%          1.43%
  Net investment income                                          .36%           .16%           .22%           .46%           .33%

                                                                                     YEAR ENDED 11/30
                                                         -----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                           2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                          $   261,231    $   201,315    $   234,533    $   200,064    $   169,844
  Portfolio turnover rate                                      34.98%         74.76%         81.79%         74.72%         60.59%
--------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE-CAP RESEARCH FUND

                                                                                     YEAR ENDED 11/30
                                                         -----------------------------------------------------------------------
                                                             2003           2002           2001           2000           1999
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                       $     20.70    $     24.25    $     26.37    $     25.03    $     21.71
                                                         ===========    ===========    ===========    ===========    ===========
Investment operations
  Net investment loss(a)                                        (.06)          (.10)          (.10)          (.04)          (.09)
  Net realized and unrealized gain (loss)                       3.43          (3.30)         (1.11)          2.69           3.58
                                                         -----------    -----------    -----------    -----------    -----------
    Total from investment operations                            3.37          (3.40)         (1.21)          2.65           3.49
                                                         -----------    -----------    -----------    -----------    -----------
Distributions to shareholders from
  net realized gain                                                -           (.15)          (.91)         (1.31)          (.17)
                                                         -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF YEAR                             $     24.07    $     20.70    $     24.25    $     26.37    $     25.03
                                                         ===========    ===========    ===========    ===========    ===========
Total Return(b)                                                16.28%        (14.10)%        (4.81)%        11.04%         16.21%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions                                                  2.10%          2.06%          2.07%          2.15%          2.11%
  Expenses, excluding expense
    reductions                                                  2.10%          2.06%          2.07%          2.15%          2.11%
  Net investment loss                                           (.28)%         (.45)%         (.39)%         (.16)%         (.35)%

                                                                                     YEAR ENDED 11/30
                                                         -----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                           2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                          $    80,542    $    70,636    $    85,011    $    79,968    $    68,590
  Portfolio turnover rate                                      34.98%         74.76%         81.79%         74.72%         60.59%
--------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE-CAP RESEARCH FUND

                                                                                     YEAR ENDED 11/30
                                                         -----------------------------------------------------------------------
                                                             2003           2002           2001           2000           1999
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                       $     20.77    $     24.27    $     26.41    $     25.05    $     21.73
                                                         ===========    ===========    ===========    ===========    ===========
Investment operations
  Net investment loss(a)                                        (.06)          (.06)          (.11)          (.03)          (.09)
  Net realized and unrealized gain (loss)                       3.44          (3.29)         (1.12)          2.70           3.58
                                                         -----------    -----------    -----------    -----------    -----------
    Total from investment operations                            3.38          (3.35)         (1.23)          2.67           3.49
                                                         -----------    -----------    -----------    -----------    -----------
Distributions to shareholders from
  net realized gain                                                -           (.15)          (.91)         (1.31)          (.17)
                                                         -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF YEAR                             $     24.15    $     20.77    $     24.27    $     26.41    $     25.05
                                                         ===========    ===========    ===========    ===========    ===========
Total Return(b)                                                16.27%        (13.88)%        (4.88)%        11.12%         16.20%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions                                                  2.10%          1.87%          2.10%          2.15%          2.11%
  Expenses, excluding expense
    reductions                                                  2.10%          1.87%          2.10%          2.15%          2.11%
  Net investment loss                                           (.28)%         (.26)%         (.43)%         (.14)%         (.35)%

                                                                                     YEAR ENDED 11/30
                                                         -----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                           2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                          $    36,778    $    32,109    $    37,149    $    26,954    $    17,567
  Portfolio turnover rate                                      34.98%         74.76%         81.79%         74.72%         60.59%
--------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE-CAP RESEARCH FUND

                                                                              YEAR ENDED 11/30                       4/28/1999(c)
                                                         --------------------------------------------------------        TO
                                                             2003           2002           2001           2000       11/30/1999
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                     $     21.37    $     24.87    $     26.92    $     25.36    $     25.09
                                                         ===========    ===========    ===========    ===========    ===========
Investment operations
  Net investment income(a)                                       .02            .02            .07            .10            .09
  Net realized and unrealized gain (loss)                       3.62          (3.37)         (1.13)          2.78            .21
                                                         -----------    -----------    -----------    -----------    -----------
    Total from investment operations                            3.64          (3.35)         (1.06)          2.88            .30
                                                         -----------    -----------    -----------    -----------    -----------
Distributions to shareholders from:
  Net investment income                                            -              -           (.08)          (.01)          (.03)
  Net realized gain                                                -           (.15)          (.91)         (1.31)             -
                                                         -----------    -----------    -----------    -----------    -----------
    Total distributions                                            -           (.15)          (.99)         (1.32)          (.03)
                                                         -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF PERIOD                           $     25.01    $     21.37    $     24.87    $     26.92    $     25.36
                                                         ===========    ===========    ===========    ===========    ===========
Total Return(b)                                                17.03%        (13.54)%        (4.16)%        11.84%          1.20%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions                                                  1.55%+         1.51%          1.52%          1.60%           .92%(d)
  Expenses, excluding expense
    reductions                                                  1.55%+         1.51%          1.52%          1.60%           .92%(d)
  Net investment income                                          .27%+          .10%           .27%           .40%           .34%(d)

                                                                              YEAR ENDED 11/30                       4/28/1999(c)
                                                         --------------------------------------------------------        TO
SUPPLEMENTAL DATA:                                           2003           2002           2001           2000       11/30/1999
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                        $       152    $         1    $         1    $         1    $         1
  Portfolio turnover rate                                      34.98%         74.76%         81.79%         74.72%         60.59%
--------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

LARGE-CAP RESEARCH FUND

                                                                              YEAR ENDED 11/30                       5/4/1999(c)
                                                         --------------------------------------------------------        TO
                                                             2003           2002           2001           2000       11/30/1999
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                     $     21.23    $     24.61    $     26.74    $     25.30    $     25.21
                                                         ===========    ===========    ===========    ===========    ===========
Investment operations
  Net investment income(a)                                       .16            .13            .08            .22            .04
  Net realized and unrealized gain (loss)                       3.54          (3.36)         (1.12)          2.64            .09
                                                         -----------    -----------    -----------    -----------    -----------
    Total from investment operations                            3.70          (3.23)         (1.04)          2.86            .13
                                                         -----------    -----------    -----------    -----------    -----------
Distributions to shareholders from:
  Net investment income                                            -              -           (.18)          (.11)          (.04)
  Net realized gain                                                -           (.15)          (.91)         (1.31)             -
                                                         -----------    -----------    -----------    -----------    -----------
    Total distributions                                            -           (.15)         (1.09)         (1.42)          (.04)
                                                         -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF PERIOD                           $     24.93    $     21.23    $     24.61    $     26.74    $     25.30
                                                         ===========    ===========    ===========    ===========    ===========
Total Return(b)                                                17.43%        (13.19)%        (4.14)%        11.82%           .52%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions                                                  1.10%          1.06%          1.07%          1.15%           .63%(d)
  Expenses, excluding expense
    reductions                                                  1.10%          1.06%          1.07%          1.15%           .63%(d)
  Net investment income                                          .72%           .55%           .32%           .85%           .15%(d)

                                                                              YEAR ENDED 11/30                       5/4/1999(c)
                                                         --------------------------------------------------------        TO
SUPPLEMENTAL DATA:                                           2003           2002           2001           2000       11/30/1999
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                        $        75    $        54    $         1    $         1    $         1
  Portfolio turnover rate                                      34.98%         74.76%         81.79%         74.72%         60.59%
--------------------------------------------------------------------------------------------------------------------------------

  +  The ratios have been determined on a Fund basis.
(a)  Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c)  Commencement of offering of class shares.
(d)  Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
SMALL-CAP VALUE FUND

                                                                                     YEAR ENDED 11/30
                                                         -----------------------------------------------------------------------
                                                             2003           2002           2001           2000           1999
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                       $     20.29    $     22.02    $     19.60    $     15.63    $     14.36
                                                         ===========    ===========    ===========    ===========    ===========
Investment operations
  Net investment loss(a)                                        (.10)          (.07)          (.13)          (.19)          (.12)
  Net realized and unrealized gain (loss)                       6.81           (.48)          3.04           4.16           1.39
                                                         -----------    -----------    -----------    -----------    -----------
    Total from investment operations                            6.71           (.55)          2.91           3.97           1.27
                                                         -----------    -----------    -----------    -----------    -----------
Distributions to shareholders from
  net realized gain                                            (1.34)         (1.18)          (.49)             -              -
                                                         -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF YEAR                             $     25.66    $     20.29    $     22.02    $     19.60    $     15.63
                                                         ===========    ===========    ===========    ===========    ===========
Total Return(b)                                                35.67%         (2.72)%        15.12%         25.40%          8.84%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions                                                  1.45%          1.41%          1.43%          1.60%          1.52%
  Expenses, excluding expense
    reductions                                                  1.45%          1.41%          1.44%          1.60%          1.52%
  Net investment loss                                           (.50)%         (.34)%         (.60)%        (1.04)%         (.80)%

                                                                                     YEAR ENDED 11/30
                                                         -----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                           2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                          $   510,582    $   321,243    $   394,443    $   275,010    $   209,516
  Portfolio turnover rate                                      66.11%         77.12%         64.76%         76.21%         83.93%
--------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL-CAP VALUE FUND

                                                                                     YEAR ENDED 11/30
                                                         -----------------------------------------------------------------------
                                                             2003           2002           2001           2000           1999
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                       $     19.50    $     21.33    $     19.13    $     15.34    $     14.20
                                                         ===========    ===========    ===========    ===========    ===========
Investment operations
  Net investment loss(a)                                        (.22)          (.20)          (.26)          (.29)          (.22)
  Net realized and unrealized gain (loss)                       6.50           (.45)          2.95           4.08           1.36
                                                         -----------    -----------    -----------    -----------    -----------
    Total from investment operations                            6.28           (.65)          2.69           3.79           1.14
                                                         -----------    -----------    -----------    -----------    -----------
Distributions to shareholders from
  net realized gain                                            (1.34)         (1.18)          (.49)             -              -
                                                         -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF YEAR                             $     24.44    $     19.50    $     21.33    $     19.13    $     15.34
                                                         ===========    ===========    ===========    ===========    ===========
Total Return(b)                                                34.78%         (3.25)%        14.33%         24.71%          8.03%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions                                                  2.07%          2.04%          2.05%          2.23%          2.19%
  Expenses, excluding expense
    reductions                                                  2.07%          2.04%          2.06%          2.23%          2.19%
  Net investment loss                                          (1.12)%         (.97)%        (1.22)%        (1.67)%        (1.48)%

                                                                                     YEAR ENDED 11/30
                                                         -----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                           2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                          $   182,437    $   153,101    $   182,555    $   153,894    $   155,495
  Portfolio turnover rate                                      66.11%         77.12%         64.76%         76.21%         83.93%
--------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL-CAP VALUE FUND

                                                                                     YEAR ENDED 11/30
                                                         -----------------------------------------------------------------------
                                                             2003           2002           2001           2000           1999
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                       $     19.52    $     21.31    $     19.13    $     15.34    $     14.20
                                                         ===========    ===========    ===========    ===========    ===========
Investment operations
  Net investment loss(a)                                        (.22)          (.17)          (.28)          (.29)          (.22)
  Net realized and unrealized gain (loss)                       6.50           (.44)          2.95           4.08           1.36
                                                         -----------    -----------    -----------    -----------    -----------
    Total from investment operations                            6.28           (.61)          2.67           3.79           1.14
                                                         -----------    -----------    -----------    -----------    -----------
Distributions to shareholders from
  net realized gain                                            (1.34)         (1.18)          (.49)             -              -
                                                         -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF YEAR                             $     24.46    $     19.52    $     21.31    $     19.13    $     15.34
                                                         ===========    ===========    ===========    ===========    ===========
Total Return(b)                                                34.74%         (3.07)%        14.22%         24.71%          8.03%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions                                                  2.07%          1.90%          2.16%          2.23%          2.19%
  Expenses, excluding expense
    reductions                                                  2.07%          1.90%          2.17%          2.23%          2.19%
  Net investment loss                                          (1.12)%         (.83)%        (1.32)%        (1.67)%        (1.48)%

                                                                                     YEAR ENDED 11/30
                                                         -----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                           2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                          $    81,967    $    69,121    $    81,396    $    51,061    $    45,929
  Portfolio turnover rate                                      66.11%         77.12%         64.76%         76.21%         83.93%
--------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

SMALL-CAP VALUE FUND

                                                                              YEAR ENDED 11/30                      6/23/1999(c)
                                                         --------------------------------------------------------       TO
                                                             2003           2002           2001           2000      11/30/1999
PER SHARE OPERATING PERFORMANCE (CLASS P SHARES)
NET ASSET VALUE, BEGINNING OF PERIOD                     $     20.27    $     22.01    $     19.61    $     15.63   $     16.41
                                                         ===========    ===========    ===========    ===========   ===========
Investment operations
  Net investment loss(a)                                        (.12)          (.08)          (.14)          (.20)         (.06)
  Net realized and unrealized gain (loss)                       6.80           (.48)          3.03           4.18          (.72)
                                                         -----------    -----------    -----------    -----------   -----------
    Total from investment operations                            6.68           (.56)          2.89           3.98          (.78)
                                                         -----------    -----------    -----------    -----------   -----------
Distributions to shareholders from
  net realized gain                                            (1.34)         (1.18)          (.49)             -             -
                                                         -----------    -----------    -----------    -----------   -----------
NET ASSET VALUE, END OF PERIOD                           $     25.61    $     20.27    $     22.01    $     19.61   $     15.63
                                                         ===========    ===========    ===========    ===========   ===========
Total Return(b)                                                35.48%         (2.72)%        15.01%         25.46%        (4.75)%(d)

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions                                                  1.52%          1.49%          1.50%          1.68%          .72%(d)
  Expenses, excluding expense
    reductions                                                  1.52%          1.49%          1.51%          1.68%          .72%(d)
  Net investment loss                                           (.57)%         (.42)%         (.66)%        (1.00)%        (.41)%(d)

                                                                              YEAR ENDED 11/30                      6/23/1999(c)
                                                         --------------------------------------------------------        TO
SUPPLEMENTAL DATA:                                           2003           2002           2001           2000       11/30/1999
-------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of period (000)                        $    47,471    $    14,005    $     4,150    $         1   $         1
  Portfolio turnover rate                                      66.11%         77.12%         64.76%         76.21%        83.93%
-------------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONCLUDED)
SMALL-CAP VALUE FUND

                                                                                     YEAR ENDED 11/30
                                                         -----------------------------------------------------------------------
                                                             2003           2002           2001           2000           1999
PER SHARE OPERATING PERFORMANCE (CLASS Y SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                       $     20.64    $     22.30    $     19.77    $     15.71    $     14.40
                                                         ===========    ===========    ===========    ===========    ===========
Investment operations
  Net investment income (loss)(a)                               (.02)           .01           (.05)          (.12)          (.07)
  Net realized and unrealized gain (loss)                       6.95           (.49)          3.07           4.18           1.38
                                                         -----------    -----------    -----------    -----------    -----------
    Total from investment operations                            6.93           (.48)          3.02           4.06           1.31
                                                         -----------    -----------    -----------    -----------    -----------
Distributions to shareholders from
  net realized gain                                            (1.34)         (1.18)          (.49)             -              -
                                                         -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, END OF YEAR                             $     26.23    $     20.64    $     22.30    $     19.77    $     15.71
                                                         ===========    ===========    ===========    ===========    ===========
Total Return(b)                                                36.10%         (2.31)%        15.56%         25.84%          9.10%

RATIOS TO AVERAGE NET ASSETS
  Expenses, including expense
    reductions                                                  1.07%          1.04%          1.05%          1.23%          1.19%
  Expenses, excluding expense
    reductions                                                  1.07%          1.04%          1.06%          1.23%          1.19%
  Net investment income (loss)                                  (.12)%          .03%          (.24)%         (.67)%         (.47)%

                                                                                     YEAR ENDED 11/30
                                                         -----------------------------------------------------------------------
SUPPLEMENTAL DATA:                                           2003           2002           2001           2000           1999
--------------------------------------------------------------------------------------------------------------------------------
  Net assets, end of year (000)                          $   149,463    $    87,570    $    75,402    $    70,122    $    49,608
  Portfolio turnover rate                                      66.11%         77.12%         64.76%         76.21%         83.93%
--------------------------------------------------------------------------------------------------------------------------------

(a) Calculated using average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.
(c) Commencement of offering of class shares.
(d) Not annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett Research Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company incorporated under Maryland law on April 6, 1992. The Company currently consists of four separate funds. This report covers the following two funds: Large-Cap Series ("Large-Cap Research Fund") and Small-Cap Value Series ("Small-Cap Value Fund") (collectively, the "Funds").

Large-Cap Research Fund's investment objective is growth of capital and growth of income consistent with reasonable risk. Small-Cap Value Fund's investment objective is long-term capital appreciation. Each Fund offers five classes of shares: Classes A, B, C, P, and Y, each with different expenses and dividends. A front-end sales charge is normally added to the NAV for Class A shares. There is no front-end sales charge in the case of Class B, C, P, and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 24 months following any purchase made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares. Small-Cap Value Fund is open to certain new investors on a limited basis.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sales price or, if no sales price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains or losses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) INVESTMENT INCOME-Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses incurred by the Company that do not specifically relate to an individual Fund are allocated to the Funds within the Company on a pro rata basis. Expenses, excluding class specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, Class B, Class C and Class P shares bear all the expenses and fees relating to their respective 12b-1 Distribution Plans.

(f) SECURITIES LENDING-Each Fund may lend its securities to member banks of the Federal Reserve System and to registered broker/dealers approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to 102% of the market value of domestic securities loaned (105% in the case of foreign securities loaned) as determined at the close of business on the preceding business day. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

(g) REPURCHASE AGREEMENTS--Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities or U.S. government sponsored enterprises securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, the Fund may incur a loss upon disposition of the securities.

3.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES

The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund's investment portfolios. The management fee is based on each Fund's average daily net assets at an annual rate of .75%.

In addition, effective January 1, 2003, Lord Abbett began providing certain administrative services to each Fund pursuant to an Administrative Services Agreement at an annual rate of .04% of each Fund's average daily net assets. This results in Lord Abbett paying fund accounting expenses that were previously charged to the Funds.

12b-1 DISTRIBUTION PLANS

Each Fund has adopted a distribution plan with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                       CLASS A         CLASS B     CLASS C     CLASS P
-------------------------------------------------------------------------
Service                       .25%            .25%        .25%        .20%
Distribution                  .10%(1)(2)      .75%        .75%        .25%

(1) In addition, each Fund pays a one-time distribution fee of up to 1% on certain qualifying purchases which is generally amortized over a two-year period. Large-Cap Research Fund and Small-Cap Value Fund collected $558 and $23,327 respectively of CDSCs during the year.

(2) In addition, until January 1, 2003, each Fund paid an incremental marketing expense of approximately .03% of the average daily net assets attributable to Class A.

Class Y does not have a distribution plan.

COMMISSIONS

Distributor received the following commissions on sales of Class A shares of the Funds, after concessions were paid to authorized dealers, for the year ended November 30, 2003:

                                                    DISTRIBUTOR     DEALERS'
                                                    COMMISSIONS  CONCESSIONS
----------------------------------------------------------------------------
Large-Cap Research Fund                             $   174,885  $   936,509
Small-Cap Value Fund                                     22,274      125,903

One Director and certain of the Funds' officers have an interest in Lord Abbett.

Small-Cap Value Fund, along with certain other funds managed by Lord Abbett (the "Underlying Funds"), has entered into a Servicing Arrangement with Alpha Series of Lord Abbett Securities Trust ("Alpha Series") pursuant to which each Underlying Fund pays a portion of the expenses of Alpha Series in proportion to the average daily value of the Underlying Fund shares owned by Alpha Series.

4.   DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually for Large-Cap Research Fund and at least annually for Small-Cap Value Fund. Taxable net realized gains from securities transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in capital.

On December 11, 2003, a net investment income distribution of $600,000 was declared for Large-Cap Research Fund, and short-term capital gain and long-term capital gain distributions of $10,345,065 and $53,471,895, respectively, were declared for Small-Cap Value Fund. The distributions were paid on December 12, 2003 to shareholders of record on December 11, 2003.

The tax character of distributions paid during the fiscal years ended November 30, 2003 and November 30, 2002 are as follows:

                                             LARGE-CAP RESEARCH FUND         SMALL-CAP VALUE FUND
-----------------------------------------------------------------------------------------------------
                                           11/30/2003      11/30/2002      11/30/2003      11/30/2002
-----------------------------------------------------------------------------------------------------
Distributions paid from:
   Ordinary income                           $      -               -               -               -
   Net long-term capital gains                      -   $   2,199,292   $  43,168,801   $  39,801,892
-----------------------------------------------------------------------------------------------------
Total distributions paid                     $      -   $   2,199,292   $  43,168,801   $  39,801,892
-----------------------------------------------------------------------------------------------------

As of November 30, 2003, the components of accumulated earnings (losses) on a tax basis are as follows:

                                              LARGE-CAP RESEARCH FUND            SMALL-CAP VALUE FUND
-----------------------------------------------------------------------------------------------------
Undistributed ordinary income - net                     $     482,219                   $  10,345,065
Undistributed long-term capital gains                               -                      53,471,895
-----------------------------------------------------------------------------------------------------
   Total undistributed earnings                         $     482,219                   $  63,816,960
Capital loss carryforwards*                                (7,313,992)                              -
Temporary differences                                         (13,221)                        (40,296)
Unrealized gains - net                                     40,040,297                     235,571,012
-----------------------------------------------------------------------------------------------------
   Total accumulated gains - net                        $  33,195,303                   $ 299,347,676
-----------------------------------------------------------------------------------------------------

* As of November 30, 2003, the capital loss carryforwards along with the related expiration dates are as follows:

                                         2010           2011          TOTAL
---------------------------------------------------------------------------
Large-Cap Research Fund          $  2,899,066   $  4,414,926   $  7,313,992

At November 30, 2003, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

                                              LARGE-CAP RESEARCH FUND            SMALL-CAP VALUE FUND
-----------------------------------------------------------------------------------------------------
Tax cost                                                $ 346,414,959                   $ 862,424,408
-----------------------------------------------------------------------------------------------------
Gross unrealized gain                                      53,014,099                     238,702,994
Gross unrealized loss                                     (12,973,802)                     (3,131,982)
-----------------------------------------------------------------------------------------------------
Net unrealized security gain                            $  40,040,297                   $ 235,571,012
-----------------------------------------------------------------------------------------------------

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to wash sales, and other temporary tax adjustments.

Permanent items identified during the year ended November 30, 2003 have been reclassified among the components of net assets based on their tax basis as follows:

                                               UNDISTRIBUTED
                                              (DISTRIBUTIONS
                                               IN EXCESS OF)    ACCUMULATED
                                              NET INVESTMENT   NET REALIZED          PAID-IN
                                                      INCOME    GAIN (LOSS)          CAPITAL
--------------------------------------------------------------------------------------------
Small-Cap Value Fund                            $  4,553,087   $ (4,468,006)      $  (85,081)

5.   PORTFOLIO SECURITIES TRANSACTIONS

At November 30, 2003, the value of securities loaned for Small-Cap Value Fund is $115,523,597. These loans are collateralized by cash of $118,428,282, which is invested in a restricted money market account. In connection with the securities lending program, State Street Bank and Trust Company ("SSB") received fees of $68,516 for the year ended November 30, 2003, which is netted against securities lending income on the Statement of Operations.

As of November 30, 2003, there were no securities on loan and there was no securities lending activity during the year for Large-Cap Research Fund.

Purchases and sales of investment securities (other than short-term investments) for the year ended November 30, 2003 are as follows:

                                       PURCHASES            SALES
-----------------------------------------------------------------
Large-Cap Research Fund           $  116,684,249   $  105,650,137
Small-Cap Value Fund                 523,601,418      457,014,556

There were no purchases or sales of U.S. Government securities for the year ended November 30, 2003.

6.   DIRECTORS' REMUNERATION

The Company's officers and the one Director who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors' fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the Funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statements of Operations and in Directors' fees payable on the Statements of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' expenses.

8.   LINE OF CREDIT

Each Fund, along with certain other funds managed by Lord Abbett, has available a $200,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is an annual rate of .09%. At November 30, 2003, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the year ended November 30, 2003.

9.   TRANSACTIONS WITH AFFILIATED COMPANIES

An affiliated company is a company in which a Fund had ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year. Small-Cap Value Fund had the following transactions during the year with affiliated companies:

                                                                                                   REALIZED       DIVIDEND
                           BALANCE OF                             BALANCE OF                           GAIN         INCOME
                          SHARES HELD       GROSS      GROSS     SHARES HELD        VALUE AT   12/1/2002 TO   12/1/2002 TO
AFFILIATES              AT 11/30/2002   ADDITIONS      SALES   AT 11/30/2003      11/30/2003     11/30/2003     11/30/2003
--------------------------------------------------------------------------------------------------------------------------
Scansource, Inc.+             151,400     488,600*   106,000         534,000    $ 23,357,160   $  1,383,228     $        -
The Marcus Corp.+           1,216,400           -    462,600         753,800      11,269,310      1,993,658        223,047

* The Fund received 233,000 shares from a 2 for 1 stock split that took place on 1/29/2003.

+  Not an affiliated company as of November 30, 2003.

10.  CUSTODIAN AND ACCOUNTING AGENT

SSB is the Company's custodian and accounting agent. SSB performs custodian, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund's net asset value.

11.  INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing as well as the particular risks associated with value stocks. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Funds invest. Large company value stocks and small company value stocks may perform differently than the market as a whole and other types of stocks such as growth stocks. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, small-cap company stocks may be more volatile and less liquid than large-cap company stocks. Also, if a Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. These factors can affect Fund performance.

12.  SUMMARY OF CAPITAL TRANSACTIONS

The Company has authorized 120 million shares and 150 million shares of $0.001 par value capital stock for Large-Cap Research Fund and Small-Cap Value Fund, respectively, designated as follows: 20 million Class A shares, 30 million Class B shares, 20 million Class C shares, 20 million Class P shares and 30 million Class Y shares for Large-Cap Research Fund; and 50 million Class A shares, 30 million Class B shares, 20 million Class C shares, 20 million Class P shares and 30 million Class Y shares for Small-Cap Value Fund.

LARGE-CAP RESEARCH FUND
--------------------------------------------------------------------------------

                                                                         YEAR ENDED                        YEAR ENDED
                                                                  NOVEMBER 30, 2003                 NOVEMBER 30, 2002
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                              SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------------
Shares sold                                              2,880,499    $  64,714,996        2,244,342    $  50,112,859
Reinvestment of distributions                                    -                -           55,216        1,340,097
Shares reacquired                                       (1,847,457)     (38,966,116)      (2,308,203)     (49,856,258)
---------------------------------------------------------------------------------------------------------------------
Increase (decrease)                                      1,033,042    $  25,748,880           (8,645)   $   1,596,698
---------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
---------------------------------------------------------------------------------------------------------------------
Shares sold                                                528,568    $  11,066,796          582,045    $  12,957,559
Reinvestment of distributions                                    -                -           16,877          400,997
Shares reacquired                                         (594,239)     (12,172,653)        (692,808)     (14,950,722)
---------------------------------------------------------------------------------------------------------------------
Decrease                                                   (65,671)   $  (1,105,857)         (93,886)   $  (1,592,166)
---------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
---------------------------------------------------------------------------------------------------------------------
Shares sold                                                342,487    $   7,101,096          471,625    $  10,694,857
Reinvestment of distributions                                    -                -            5,660          134,649
Shares reacquired                                         (365,186)      (7,563,710)        (461,758)      (9,893,761)
---------------------------------------------------------------------------------------------------------------------
Increase (decrease)                                        (22,699)   $    (462,614)          15,527    $     935,745
---------------------------------------------------------------------------------------------------------------------

CLASS P SHARES
---------------------------------------------------------------------------------------------------------------------
Shares sold                                                  7,171    $     165,560            0.040    $           1
Reinvestment of distributions                                    -                -            0.294                7
Shares reacquired                                           (1,125)         (26,284)               -                -
---------------------------------------------------------------------------------------------------------------------
Increase                                                     6,046    $     139,276            0.334    $           8
---------------------------------------------------------------------------------------------------------------------

CLASS Y SHARES
---------------------------------------------------------------------------------------------------------------------
Shares sold                                                    477    $      10,629            2,473    $      59,880
Reinvestment of distributions                                    -                -                -(a)             7
---------------------------------------------------------------------------------------------------------------------
Increase                                                       477    $      10,629            2,473    $      59,887
---------------------------------------------------------------------------------------------------------------------

(a)  Amount represents less than 1 share.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

SMALL-CAP VALUE FUND
--------------------------------------------------------------------------------

                                                                         YEAR ENDED                        YEAR ENDED
                                                                  NOVEMBER 30, 2003                 NOVEMBER 30, 2002
---------------------------------------------------------------------------------------------------------------------
CLASS A SHARES                                              SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------------
Shares sold                                              7,180,621    $ 152,641,665        4,178,232    $  90,463,695
Reinvestment of distributions                              789,137       14,654,269          593,266       12,446,715
Shares reacquired                                       (3,903,123)     (79,537,104)      (6,852,969)    (146,149,999)
---------------------------------------------------------------------------------------------------------------------
Increase (decrease)                                      4,066,635    $  87,758,830       (2,081,471)   $ (43,239,589)
---------------------------------------------------------------------------------------------------------------------

CLASS B SHARES
---------------------------------------------------------------------------------------------------------------------
Shares sold                                                397,567    $   7,476,943          427,732    $   8,897,160
Reinvestment of distributions                              412,446        7,341,544          337,152        6,840,817
Shares reacquired                                       (1,195,609)     (22,966,181)      (1,470,051)     (30,065,878)
---------------------------------------------------------------------------------------------------------------------
Decrease                                                  (385,596)   $  (8,147,694)        (705,167)   $ (14,327,901)
---------------------------------------------------------------------------------------------------------------------

CLASS C SHARES
---------------------------------------------------------------------------------------------------------------------
Shares sold                                                283,691    $   5,342,331          323,507    $   6,798,716
Reinvestment of distributions                              128,207        2,284,644          103,069        2,089,200
Shares reacquired                                         (602,174)     (11,631,813)        (703,993)     (14,344,924)
---------------------------------------------------------------------------------------------------------------------
Decrease                                                  (190,276)   $  (4,004,838)        (277,417)   $  (5,457,008)
---------------------------------------------------------------------------------------------------------------------

CLASS P SHARES
---------------------------------------------------------------------------------------------------------------------
Shares sold                                              1,670,139    $  35,690,335          920,938    $  19,522,942
Reinvestment of distributions                               27,682          513,508           10,672          223,798
Shares reacquired                                         (535,047)     (11,354,120)        (429,033)      (8,881,644)
---------------------------------------------------------------------------------------------------------------------
Increase                                                 1,162,774    $  24,849,723          502,577    $  10,865,096
---------------------------------------------------------------------------------------------------------------------

CLASS Y SHARES
---------------------------------------------------------------------------------------------------------------------
Shares sold                                              1,532,487    $  34,398,795        1,473,780    $  32,964,130
Reinvestment of distributions                              294,510        5,572,136          186,615        3,967,425
Shares reacquired                                         (371,626)      (7,510,902)        (798,447)     (17,251,176)
---------------------------------------------------------------------------------------------------------------------
Increase                                                 1,455,371    $  32,460,029          861,948    $  19,680,379
---------------------------------------------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
LORD ABBETT RESEARCH FUND, INC. - LARGE-CAP SERIES AND SMALL-CAP VALUE SERIES:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Lord Abbett Research Fund, Inc. - Large-Cap Series and Small-Cap Value Series (the "Funds") as of November 30, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Research Fund, Inc. - Large-Cap Series and Small-Cap Value Series as of November 30, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

New York, New York
January 23, 2004

BASIC INFORMATION ABOUT MANAGEMENT

The Company's Board of Directors is responsible for the management of the business and affairs of each Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his successor is elected and qualified or until his earlier resignation or removal, as provided in the Fund's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Funds' investment adviser.

INTERESTED DIRECTOR

The following Director is the Managing Partner of Lord Abbett and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                                           CURRENT POSITION
NAME, ADDRESS AND                          LENGTH OF SERVICE           PRINCIPAL OCCUPATION                   OTHER
DATE OF BIRTH                                 WITH COMPANY            DURING PAST FIVE YEARS               DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                           Director and              Managing Partner and Chief       N/A
Lord, Abbett & Co. LLC                  Chairman since 1996       Investment Officer of Lord
90 Hudson Street                                                  Abbett since 1996.
Jersey City, NJ
Date of Birth: 3/8/1945

INDEPENDENT DIRECTORS

The following independent or outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 49 portfolios or series.

                                          CURRENT POSITION
NAME, ADDRESS AND                        LENGTH OF SERVICE           PRINCIPAL OCCUPATION                     OTHER
DATE OF BIRTH                               WITH COMPANY            DURING PAST FIVE YEARS                DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW                       Director since 1996       Managing General Partner,        Currently serves as director
Bigelow Media, LLC                                                Bigelow Media, LLC (since        of Adelphia Communications,
41 Madison Ave.,                                                  2000); Senior Adviser, Time      Inc., Crane Co., and Huttig
Suite 3810                                                        Warner Inc. (1998 - 2000);       Building Products Inc.
New York, NY                                                      Acting Chief Executive Officer
Date of Birth: 10/22/1941                                         of Courtroom Television
                                                                  Network (1997 - 1998);
                                                                  President and Chief Executive
                                                                  Officer of Time Warner Cable
                                                                  Programming, Inc. (1991 -
                                                                  1997).

WILLIAM H.T. BUSH                       Director since 1998       Co-founder and Chairman of the   Currently serves as director
Bush-O'Donnell & Co., Inc.                                        Board of the financial           of Wellpoint Health Network,
101 South Hanley Road                                             advisory firm of Bush-           Inc., DT Industries Inc., and
Suite 1250                                                        O'Donnell & Company (since       Engineered Support Systems,
St. Louis, MO                                                     1986).                           Inc.
Date of Birth: 7/14/1938

                                          CURRENT POSITION
NAME, ADDRESS AND                        LENGTH OF SERVICE           PRINCIPAL OCCUPATION                     OTHER
DATE OF BIRTH                               WITH COMPANY            DURING PAST FIVE YEARS                DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
ROBERT B. CALHOUN, Jr.                  Director since 1998       Managing Director of Monitor     Currently serves as director
Monitor Clipper Partners                                          Clipper Partners (since 1997)    of Avondale, Inc. and
650 Madison Ave., 9th Fl.                                         and President of Clipper Asset   Interstate Bakeries Corp.
New York, NY                                                      Management Corp. (since 1991),
Date of Birth: 10/25/1942                                         both private equity investment
                                                                  funds.

STEWART S. DIXON                        Director since 1996;      Partner in the law firm of       N/A
Wildman, Harrold,                       retired 12/31/2002        Wildman, Harrold, Allen &
Allen & Dixon                                                     Dixon (since 1967).
225 W. Wacker Drive,
Suite 2800
Chicago, IL
Date of Birth: 11/5/1930

FRANKLIN W. HOBBS                       Director since 2001       Senior Advisor (since April      Currently serves as director
Houlihan Lokey                                                    2003) and Former Chief           of Adolph Coors Company.
Howard & Zukin                                                    Executive Officer of Houlihan
685 Third Ave.                                                    Lokey Howard & Zukin, an
New York, NY                                                      investment bank (January 2002
Date of Birth: 7/30/1947                                          - April 2003); Chairman of
                                                                  Warburg Dillon Read (1999 -
                                                                  2001); Global Head of
                                                                  Corporate Finance of SBC
                                                                  Warburg Dillon Read (1997 -
                                                                  1999); Chief Executive Officer
                                                                  of Dillon, Read & Co. (1994 -
                                                                  1997).

C. ALAN MACDONALD                       Director since 1996       Retired - General Business and   Currently serves as director
415 Round Hill Road                                               Governance Consulting (since     of Fountainhead Water Company,
Greenwich, CT                                                     1992); formerly President and    Lincoln Snacks, H.J. Baker,
Date of Birth: 5/19/1933                                          CEO of Nestle Foods.             and Seix Fund, Inc.*

THOMAS J. NEFF                          Director since 1992       Chairman of Spencer Stuart, an   Currently serves as director
Spencer Stuart                                                    executive search consulting      of Ace, Ltd. and Exult, Inc.
277 Park Avenue                                                   firm (since 1996); President
New York, NY                                                      of Spencer Stuart (1979-1996).
Date of Birth: 10/2/1937

JAMES F. ORR, III                       Director since 2002       President and CEO of             Currently serves as Chairman
80 Pinckney Street                      Resigned 3/3/2003         LandingPoint Capital (since      of Rockefeller Foundation,
Boston, MA                                                        2002); Chairman and CEO of       Director of Nashua Corp. and
Date of Birth: 3/5/1943                                           United Asset Management          SteelPoint Technologies.
                                                                  Corporation (2000 to 2001);
                                                                  Chairman and CEO of UNUM
                                                                  Provident Corporation (1999 -
                                                                  merger); Chairman and CEO of
                                                                  UNUM Corporation (1988 -
                                                                  1999).

----------
* Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Company's Chairman, CEO, and President and the Managing Partner of Lord Abbett.

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other
Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

    NAME AND                                CURRENT POSITION             LENGTH OF SERVICE              PRINCIPAL OCCUPATION
(DATE OF BIRTH)                               WITH COMPANY              OF CURRENT POSITION            DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
ROBERT S. DOW                           Chief Executive           Elected in 1996                  Managing Partner and Chief
(3/8/1945)                              Officer and President                                      Investment Officer of Lord Abbett
                                                                                                   since 1996.

SHOLOM DINSKY                           Executive Vice            Elected in 2002                  Partner and Large Cap Value
(3/24/1944)                             President                                                  Investment Manager, joined
                                                                                                   Lord Abbett in 2000, formerly
                                                                                                   Managing Director of
                                                                                                   Prudential Asset Management,
                                                                                                   prior thereto Director of
                                                                                                   Equity Research and Senior
                                                                                                   Vice President at Mitchell
                                                                                                   Hutchins Asset Management.

KEVIN P. FERGUSON                       Executive Vice            Elected in 2001                  Partner and Mid Cap Growth
(10/3/1964)                             President                                                  Investment Manager, joined
                                                                                                   Lord Abbett in 1999, formerly
                                                                                                   Portfolio Manager/Senior Vice
                                                                                                   President at Lynch & Mayer,
                                                                                                   Inc.

ROBERT P. FETCH                         Executive Vice            Elected in 1997                  Partner and Small-Cap Value
(2/18/1953)                             President                                                  Senior Investment Manager,
                                                                                                   joined Lord Abbett in 1995.

ROBERT G. MORRIS                        Executive Vice            Elected in 1996                  Partner and Director of Equity
(11/6/1944)                             President                                                  Investments, joined Lord Abbett
                                                                                                   in 1991.

ELI M. SALZMANN                         Executive Vice            Elected in 1999                  Partner and Director of
(3/24/1964)                             President                                                  Institutional Equity
                                                                                                   Investments, joined Lord
                                                                                                   Abbett in 1997.

CHRISTOPHER J. TOWLE                    Executive Vice            Elected in 2001                  Partner and Investment
(10/12/1957)                            President                                                  Manager, joined Lord Abbett in
                                                                                                   1987.

EDWARD K. VON DER LINDE                 Executive Vice            Elected in 2001                  Partner and Investment
(6/12/1960)                             President                                                  Manager, joined Lord Abbett in
                                                                                                   1988.

    NAME AND                                CURRENT POSITION             LENGTH OF SERVICE              PRINCIPAL OCCUPATION
(DATE OF BIRTH)                               WITH COMPANY              OF CURRENT POSITION            DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------------
TRACIE E. AHERN                         Vice President and        Elected in 1999                  Partner and Director of
(1/12/1968)                             Treasurer                                                  Portfolio Accounting and
                                                                                                   Operations, joined Lord Abbett
                                                                                                   in 1999, prior thereto Vice
                                                                                                   President - Head of Fund
                                                                                                   Administration of Morgan
                                                                                                   Grenfell.

JOAN A. BINSTOCK                        Chief Financial           Elected in 1999                  Partner and Chief Operations
(3/4/1954)                              Officer and Vice                                           Officer, joined Lord Abbett in
                                        President                                                  1999, prior thereto Chief
                                                                                                   Operating Officer of Morgan
                                                                                                   Grenfell.

DANIEL E. CARPER                        Vice President            Elected in 1993                  Partner, joined Lord Abbett in
(1/22/1952)                                                                                        1979.

PAUL A. HILSTAD                         Vice President and        Elected in 1995                  Partner and General Counsel,
(12/13/1942)                            Secretary                                                  joined Lord Abbett in 1995.

LAWRENCE H. KAPLAN                      Vice President and        Elected in 1997                  Partner and Deputy General
(1/16/1957)                             Assistant Secretary                                        Counsel, joined Lord Abbett in
                                                                                                   1997.

A. EDWARD OBERHAUS, III                 Vice President            Elected in 1996                  Partner and Manager of Equity
(12/21/1959)                                                                                       Trading, joined Lord Abbett in
                                                                                                   1983.

CHRISTINA T. SIMMONS                    Vice President and        Elected in 2000                  Assistant General Counsel,
(11/12/1957)                            Assistant Secretary                                        joined Lord Abbett in 1999,
                                                                                                   formerly Assistant General
                                                                                                   Counsel of Prudential
                                                                                                   Investments from 1998 to 1999,
                                                                                                   prior thereto Counsel of
                                                                                                   Drinker, Biddle & Reath LLP, a
                                                                                                   law firm.

BERNARD J. GRZELAK                      Assistant Treasurer       Elected in 2003                  Director of Fund
(6/12/1971)                                                                                        Administration, joined Lord
                                                                                                   Abbett in 2003, formerly Vice
                                                                                                   President, Lazard Asset
                                                                                                   Management from 2000 to 2003,
                                                                                                   prior thereto Manager of
                                                                                                   Deloitte & Touche LLP.

Please call 888-522-2388 for a copy of the Statement of Additional Information
(SAI), which contains further information about the Company's Directors. It is available free upon request.

HOUSEHOLDING

The Company has adopted a policy that allows it to send only one copy of the Funds' Prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same "household." This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Funds' portfolio securities is available without charge, upon request, by calling 888-522-2388 or on Lord Abbett's web site at www.LordAbbett.com.

   TAX INFORMATION

   All of the distributions paid to shareholders during the fiscal year ended November 30, 2003 for Small-Cap Value Fund represent long-term capital gains.

[LORD ABBETT(R) LOGO]


 This report when not used for the general information
of shareholders of the Fund, is to be distributed only
      if preceded or accompanied by a current Fund
                      Prospectus.                              Lord Abbett Research Fund, Inc.
                                                                     Large-Cap Series
   Lord Abbett Mutual Fund shares are distributed by:                Small-Cap Value Series
              LORD ABBETT DISTRIBUTOR LLC                                                          LARF-2-1103
 90 Hudson Street - Jersey City, New Jersey 07302-3973                                                  (1/04)

ITEM 2:     Code of Ethics.

      (a) In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant ("Code of Ethics"). The Code of Ethics was in effect from June 19, 2003 through the end of the reporting period on November 30, 2003 (the "Period").

      (b)   Not applicable.

      (c) The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

      (d) The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

      (e)   Not applicable.

      (f)   See Item 10(a) concerning the filing of the Code of Ethics.


ITEM 3:     Audit Committee Financial Expert.

            The Registrant's Board of Directors has determined that each of the independent Directors who comprise the audit committee are audit committee financial experts. The members of the audit committee are
            E. Thayer Bigelow, Robert B. Calhoun, and Franklin W. Hobbs. Each audit committee member is independent within the meaning of the Form N-CSR.

ITEM 4:     Principal Accountant Fees and Services.
            Not applicable.

ITEM 5:     Audit Committee of Listed Registrants
            Not applicable.

ITEM 6:     [Reserved]

ITEM 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
            Not applicable.

ITEM 8:     [Reserved]

ITEM 9:     Controls and Procedures.

      (a) Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of January 23, 2004, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

      (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10:    Exhibits.

ITEM 10(a): Code of Ethics, as required by Item 2, is attached hereto as part of
            EX-99.CODEETH.

ITEM 10(b):
      (i) Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

      (ii) Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     Lord Abbett Research Fund, Inc.


                                     /s/Robert S. Dow
                                     ----------------------------
                                     Robert S. Dow
                                     Chief Executive Officer,
                                     Chairman and President


                                     /s/ Joan A. Binstock
                                     ----------------------------
                                     Joan A. Binstock
                                     Chief Financial Officer and Vice President


Date:  January 23, 2004